Matthews Asia Funds | First Quarter Report

March 31, 2010 | matthewsasia.com

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA GROWTH STRATEGIES

Matthews Asia Pacific Fund

Matthews Pacific Tiger Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGY

Matthews Asia Small Companies Fund

ASIA SPECIALTY STRATEGY

Matthews Asian Technology Fund

Performance and Expenses

Through March 31, 2010

							2009 Gross		2008 Gross
	Average Annual Total Returns						Annual		Annual
				Since		Inception	Operating		Operating
	1 year	5 years	10 years	Inception		Date	Expenses		Expenses
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund	50.28%	11.53%	13.79%	11.28%		9/12/94	1.18%		1.16%
Matthews Asia Dividend Fund	71.56%	n.a.	n.a.	13.13%		10/31/06	1.28%		1.35%
After Fee Waiver, Reimbursement and Recoupment							1.30	%(1)	1.32	%(1)
Matthews China Dividend Fund	n.a.	n.a.	n.a.	4.50	%(2)	11/30/09	10.05%		n.a.
After Fee Waiver, Reimbursement and Recoupment							1.50	%(3)	n.a.
ASIA GROWTH STRATEGIES
Matthews Asia Pacific Fund	71.72%	8.75%	n.a.	10.68%		10/31/03	1.28%		1.23%
Matthews Pacific Tiger Fund	85.03%	15.10%	10.62%	9.16%		9/12/94	1.13%		1.12%
Matthews China Fund	77.10%	22.66%	17.18%	13.50%		2/19/98	1.21%		1.23%
Matthews India Fund	143.26%	n.a.	n.a.	17.80%		10/31/05	1.27%		1.29%
Matthews Japan Fund	39.20%	-4.58%	-5.62%	3.38%		12/31/98	1.31%		1.23%
Matthews Korea Fund	74.71%	9.06%	11.29%	4.83%		1/3/95	1.30%		1.27%
ASIA SMALL COMPANY STRATEGY
Matthews Asia Small Companies Fund	111.41%	n.a.	n.a.	40.30%		9/15/08	2.09%		14.31%
After Fee Waiver, Reimbursement and Recoupment							2.00	%(4)	2.00	%(4)
ASIA SPECIALTY STRATEGY
Matthews Asian Technology Fund	79.70%	9.47%	-2.02	-1.15%		12/27/99	1.40%		1.33%

(1)          The Advisor has contractually agreed to waive Matthews Asia Dividend Fund’s fees and reimburse expenses until at least August 31, 2010 to the extent needed to limit total annual operating expenses to 1.50%.

(2)          Actual Return, not annualized.

(3)          The Advisor has contractually agreed to waive Matthews China Dividend Fund’s fees and reimburse expenses until at least November 30, 2012 to the extent needed to limit total annual operating expenses to 1.50%.

(4)          The Advisor has contractually agreed to waive Matthews Asia Small Companies Fund’s fees and reimburse expenses until at least April 30, 2012 to the extent needed to limit total annual operating expenses to 2.00%.

Investor Disclosure

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 800.789. ASIA (2742) or visit matthewsasia.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.

Redemption Fee Policy

The Funds assess a redemption fee of 2.00% on the total redemption proceeds on most sales or exchanges of shares that take place within 90 calendar days after their purchase as part of the Funds’ efforts to discourage market timing activity. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds’ prospectus.

Contents

Message to Shareholders	2

Manager Commentaries, Fund Characteristics and Schedules of Investments:

ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund	4
Matthews Asia Dividend Fund	9
Matthews China Dividend Fund	14

ASIA GROWTH STRATEGIES
Matthews Asia Pacific Fund	18
Matthews Pacific Tiger Fund	22
Matthews China Fund	26
Matthews India Fund	30
Matthews Japan Fund	34
Matthews Korea Fund	38

ASIA SMALL COMPANY STRATEGY
Matthews Asia Small Companies Fund	42

ASIA SPECIALTY STRATEGY
Matthews Asian Technology Fund	46

Notes to Schedules of Investments	49

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. Additional copies of the prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of March 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund’s future investment intent.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Matthews Asia Funds are distributed by:

PFPC Distributors, Inc. |  760 Moore Road |  King of Prussia, PA 19406

“Our observations suggest that Asia’s growth has been real and support the data-driven conclusions ... that Asia’s growth has been the product of efficiencies wrought by the modernization and commercialization of its economies, and not through greater quantities of investment.”

Message to Shareholders from the Investment Advisor

Dear Fellow Shareholders,

During the last quarter, investors were far more hesitant toward Asia than they were for most of last year. This is heartening. Just as sports teams are at their most vulnerable immediately after they score, many investors are most exposed when they feel most confident. However, rather than feeling complacent about the prospects for Asia, investors, journalists and bloggers have become increasingly skeptical about its prospects. Therefore, year-to-date, a broad universe of stocks in the Asia ex-Japan region, has underperformed Latin America, North America and Eastern Europe. Only the Western European region, weighed down by worries over the cost of a bailout of Greece’s sovereign debt problems, has lagged Asia. This skepticism has meant that markets, instead of racing ahead at an unrealistic pace, have climbed more modestly.

Exuberance Tempered

Investor skepticism has focused largely on China. Headline economic growth has been impressive at 11.9% in the first quarter of 2010. Indeed, China’s rapid growth in an otherwise sluggish world created a trade deficit in March of US$7.2 billion—China’s first deficit in six years, though it was not entirely unexpected in light of the still-weak demand in Europe and the U.S. Behind the headline numbers, investors focused on the quality of China’s growth—particularly the role of infrastructure and property investment—and decided that the growth was of poor quality. Accordingly, the future 12-month earnings of a broad universe of equities in China and Hong Kong have nearly the same valuation as those in the U.S. (14.5X earnings for China/Hong Kong compared to 15X for the U.S.), despite the generally better growth prospects for China over the long term. In addition, the China and Hong Kong markets have shown some of the weakest performance in Asia ex-Japan over the last year, and have lagged far behind India, Indonesia, Singapore and Thailand.

The critics are right to be concerned about overly optimistic growth expectations for Asia. After all, we have just come through a debilitating crisis and will be dealing with the overhang of debt for some time. Taxes are likely to rise in the western economies, and the resulting impact will weigh against any recovery in the productivity of these economies. Where the critics have perhaps stretched their argument too far is when they claim that China’s recent growth was merely a debt-fueled bubble. We do not see compelling evidence that debt levels are excessive in China. Indeed, the ratio of total credit to GDP fell in the five years through 2008. Nor is there any strong evidence that capital was badly deployed, on average, during the recent boom. Our observations suggest that Asia’s growth has been real and support the data-driven conclusions, that we and others have drawn, that Asia’s growth has been the product of efficiencies wrought by the modernization and commercialization of its economies, and not through greater quantities of investment.

Near-Term Risks

Nevertheless, stresses and strains from last year’s stimulus spending are evident as inflation in China is expected to rise throughout the year. The central authorities have already taken steps to curb lending. Interest rate increases or a renewed strengthening of the renminbi are further possible policy initiatives. Elsewhere in Asia, too, inflation has emerged as a serious concern and a far more realistic threat than it is in the West. In India, urban inflation is already in the double digits; India’s central bank raised interest rates in March. In Australia, the central bank has already hiked interest rates three times recently. These policy responses are undoubtedly a risk to near-term growth and valuations in equity markets, and ironically the medium- to long-term risks grow larger if these policy initiatives are not proactive enough to prevent a surge in prices. Nevertheless, the desire of Asian governments to step on the brakes suggests that their underlying economic problems are of a far lesser order of magnitude than those in the West, where not only is the economy’s engine not overheating, it is still laboring in first gear.

In negotiating the risks of higher inflation and valuations that are no longer cheap, some of our portfolio managers have been adding to investments in areas of the region where equity valuations are still low and where inflationary pressures are perhaps less likely to spur aggressive policy responses. An example is Thailand. Concerns over politics have been weighing on market sentiment for some time, as evidenced by the fact that the market is cheaper than any other major market in the region, except the perennially cheap Korea. Thailand remains risky for its politics, which have been divisive but, until recently, not too bloody. It also has a somewhat checkered history with capital controls (the latest being a brief flirtation in 2006). Nevertheless, there are good businesses in which to invest and the politics, while worrisome, are well-known and play a significant role in causing Thailand’s low valuations. Japan, too, has been a focus of our stock picking recently. Of all the region’s economies, it remains the one that should, in theory, benefit most from higher inflation. Rising prices in Japan would be unlikely to elicit a strong countervailing policy response and would relieve companies of the pressure on margins and returns that come from operating in an environment of deflation. Whether inflation will in fact return to Japan is debatable—but regardless of the macro environment, there are simply too many good companies trading at inexpensive valuations for us to ignore.

Valuation Risks: A Long-term View

The divergent performance we see between the economies of the West and the East has not gone unnoticed by others. And hence some sectors of the region’s stock markets have been bid up to expensive valuations. These areas are predominantly in the consumer sector: including areas like the Internet, autos, entertainment and leisure, broadcasting and retailing. Due to our domestic demand focus, we hold many such stocks in these sectors. Our reaction to higher valuations has not been simply to exit from such positions all together. Where we believe valuations are high, we may trim our exposure. However, it seems to us that trading too actively between positions that we like for the long term and those that are tactically superior only because they are cheap is akin to trying to time the market; which has never been part of our strategy. Nor do we think price targets are a particularly helpful tool for portfolio management as they presuppose that one can value a company with a high degree of certainty and accuracy. Often, companies that look expensive based on forward one-year price-to-earnings ratios may still look cheap when you consider the value of the company “as a whole” and how large it may reasonably grow. We think long and hard about removing a holding that we have chosen precisely because of the survivability of its business model and the sustainability of its growth over the long term. Yes, we risk “falling in love” with some stocks—and that is why we hold frequent “bull and bear” sessions to challenge our thesis for our higher conviction holdings. We will continue to seek out companies whose market capitalizations are still low relative to their growth prospects. We believe that many investors in the region are still guided by the indices and benchmarks. These benchmarks seem to us to be a poor reflection of the Asia that will emerge from the wreckage of the old economic relationship between East and West. They focus too much on manufacturing and too little on services. Areas like non-pharmaceuticals health care firms, that are likely to benefit from the changes in government spending priorities, make up less than 0.5% of the market capitalization of Asia ex-Japan; software less than 1%. As a consequence, we can still, and will endeavor to, find companies that are likely to benefit from Asia’s coming transformation and whose stocks are overlooked.

As always, it is a pleasure to serve as your investment advisor and we thank you for your continuing support.

Robert J. Horrocks, PhD

Chief Investment Officer

Matthews International Capital Management, LLC

PORTFOLIO MANAGERS

Andrews Foster

Lead Manager

Robert J. Horrocks, PhD

Co-Manager

FUND FACTS

Ticker	MACSX
Inception Date	9/12/94
Assets	$2.8 billion
NAV	$16.42
Total # of Positions	86

Fiscal Year 2009 Ratios

Portfolio Turnover	17.51	%(1)
Gross Expense Ratio	1.18	%(2)

Benchmarks

MSCI AC Asia ex Japan Index

MSCI AC Far East ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia.

(1)          The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2010, the Matthews Asian Growth and Income Fund returned 4.12%, while its benchmark, the MSCI All Country Asia ex Japan Index, rose 1.32% . Those positive returns belie the notable gyrations that marked the quarter. During the first few weeks of January, equities marched higher; however, their gains were abruptly halted, as concerns over inflation and rising interest rates in Asia triggered a correction in stock prices. By early February, the MSCI bench-mark was -9.41% below where it began the year, and the Fund was -2.73% lower. However, equities resumed their gains in March and finished in positive territory, apparently abetted by reports of healthy corporate profitability, and by indications that inflation is not yet impacting the region’s economies.

Two notable events shaped the Fund during the quarter. The first was the contribution of Japanese holdings to overall portfolio performance. In recent quarters, the Fund has built a growing position in select Japanese securities, premised not on a broader recovery in Japanese equities, but rather on compelling growth and valuation characteristics of individual issues. In aggregate, the Fund built its exposure to a 10% weighting in Japan; however, due to appreciation relative to other non-Japan holdings, Japan accounted for an even greater portion of the Fund’s holdings at the end of March. Some of these holdings have seen a recovery in their profitability, and this has been reflected in the prices of their common stocks. Given that the history and spirit of the Fund is rooted in the Asian region outside of Japan, we are unlikely to actively make a substantial increase in the Fund’s allocation to Japan; however, the existing holdings have begun to contribute positively to performance, and are likely to be retained for some time to come.

The second major event was the introduction of several new Thai holdings to the portfolio. During the past few years, Thailand’s economy has grown at a sluggish pace as political uncertainty weighed heavily on market activity. A bloodless coup in 2006 left the country restless and without definitive political leadership. Consequently, business and investment have been below par. However, our recent research trips to the country have suggested that growth, while muted, is beginning to accelerate—even as political risks are extremely severe and recent military crack-downs have been bloody. Valuations for many Thai stocks are relatively low and seemingly compensate for such risks; meanwhile, if the country realizes a modicum of stability, it should further enhance growth prospects. The Fund has established three small new positions in property, utilities and retail; the common feature of these being that each continues to grow at a healthy rate in spite of the country’s tepid economic climate.

Looking forward, we believe that valuations of Asian equities, while not excessive, are rich, especially when judged relative to recently declared earnings, or relative to the historic heights achieved by markets in 2007. Valuations may not pose an outright impediment to continued gains, but it is quite possible that markets will grow volatile, especially as companies may struggle to achieve some of the lofty expectations for growth that have been forecast for the latter part of the year. We are cautious in light of such concerns, and as ever, attempt to pursue an approach that offers downside protection, even as we probe emerging areas of growth in Asia’s markets—especially those not widely represented in benchmark indices or widely present in investors’ portfolios.

PERFORMANCE AS OF MARCH 31, 2010

		Average Annual Total Returns
						Inception
	3 Months	1 Year	3 Years	5 Years	10 Years	9/12/94
Matthews Asian Growth and Income Fund	4.12%	50.28%	5.87%	11.53%	13.79%	11.28%
MSCI AC Asia ex Japan Index(3)	1.32%	73.68%	5.12%	13.74%	6.71%	3.65	%(4)
MSCI AC Far East ex Japan Index(3)	0.89%	69.39%	4.59%	12.92%	6.33%	3.25	%(4)
Lipper Pacific ex Japan Funds Category Average(5)	2.13%	75.98%	4.15%	13.01%	7.25%	4.96	%(4)

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	June	December	Total
2009	$0.22	$0.22	$0.44
2008	$0.25	$0.17	$0.42
2007	$0.22	$0.69	$0.90
1994-2006	$2.10	$2.47	$4.57

Note: This table does not include capital gains distributions.

30-DAY YIELD: 1.13%

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 3/31/10, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: PNC Global Investment Servicing (U.S.) Inc.

DIVIDEND YIELD: 3.35%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)          It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 53 for index definitions.

(4)          Calculated from 8/31/94.

(5)          The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

Matthews Asian Growth and Income Fund	March 31, 2010

TOP TEN HOLDINGS(6)

	Security Type	Country	% of Net Assets
Hongkong Land CB 2005, Ltd., Cnv., 2.750%, 12/21/2012	Convertible Bond	China/Hong Kong	2.5%
CLP Holdings, Ltd.	Equity	China/Hong Kong	2.5%
Keppel Corp., Ltd.	Equity	Singapore	2.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	Equity	Taiwan	2.3%
Hisamitsu Pharmaceutical Co., Inc.	Equity	Japan	2.2%
Shandong Weigao Group Medical Polymer Co., Ltd.	Equity	China/Hong Kong	2.1%
Singapore Technologies Engineering, Ltd.	Equity	Singapore	2.1%
China Petroleum & Chemical Corp. (Sinopec), Cnv., 0.000%, 04/24/2014	Convertible Bond	China/Hong Kong	2.1%
Hang Lung Properties, Ltd.	Equity	China/Hong Kong	2.1%
Wilmar International, Ltd., Cnv., 0.000%, 12/18/2012	Convertible Bond	Singapore	2.0%
% OF ASSETS IN TOP TEN			22.3%

(6)          Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)(7)

China/Hong Kong	31.2
Singapore	15.1
Japan	10.6
India	8.5
South Korea	8.4
Taiwan	5.7
Malaysia	4.9
Thailand	4.3
United Kingdom	2.0
Vietnam	1.7
Australia	1.6
Philippines	1.4
Indonesia	1.3
Cash and Other Assets, Less Liabilities	3.3

(7)          Australia, United Kingdom and Japan are not included in the MSCI All Country Asia ex Japan Index.

SECTOR ALLOCATION (%)

Financials	27.8
Industrials	15.8
Information Technology	11.9
Telecommunication Services	12.0
Consumer Discretionary	8.4
Consumer Staples	6.6
Health Care	5.3
Utilities	5.3
Energy	2.1
Non-Classified	0.9
Materials	0.6
Cash and Other Assets, Less Liabilities	3.3

BREAKDOWN BY SECURITY TYPE (%)

Common Equities	65.2
Convertible Bonds(8)	25.3
Preferred Equities	3.0
Corporate Bonds	2.1
Government Bonds	0.9
Warrant	0.2
Cash and Other Assets, Less Liabilities	3.3

MARKET CAP EXPOSURE (%)(9)

Large Cap (over $5B)	49.6
Mid Cap ($1B—$5B)	34.8
Small Cap (under $1B)	11.4
Non-Classified	0.9
Cash and Other Assets, Less Liabilities	3.3

(8)          Convertible bonds are not included in the MSCI All Country Asia ex Japan Index.

(9)          Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asian Growth and Income Fund	March 31, 2010

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: 65.2%
CHINA/HONG KONG: 21.6%
CLP Holdings, Ltd.	9,648,200	$68,959,220
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	14,304,000	59,766,050
Hang Lung Properties, Ltd.	14,279,920	57,457,785
Hang Seng Bank, Ltd.	3,828,000	53,262,166
China Pacific Insurance Group Co., Ltd. H Shares(b)	11,118,800	49,151,262
China Mobile, Ltd. ADR	911,000	43,837,320
Television Broadcasts, Ltd.	8,922,000	43,191,182
Vitasoy International Holdings, Ltd.†	51,297,000	40,304,520
VTech Holdings, Ltd.	3,442,300	37,189,885
ASM Pacific Technology, Ltd.	2,907,400	27,493,003
HongKong Electric Holdings, Ltd.	4,122,500	24,450,671
Inspur International, Ltd.	174,520,000	22,887,188
I-CABLE Communications, Ltd. (b)†	128,079,000	21,923,040
Hang Lung Group, Ltd.	4,133,000	21,890,975
Café de Coral Holdings, Ltd.	7,577,100	17,835,471
China Green Holdings, Ltd.	9,891,000	12,442,364
Other Investments		3,351,348
Total China/Hong Kong		605,393,450

SINGAPORE: 10.9%
Keppel Corp., Ltd.	10,110,000	65,849,839
Ascendas REIT	35,913,000	49,239,176
Hong Leong Finance, Ltd.	12,354,000	26,828,743
Fraser and Neave, Ltd.	7,228,100	24,760,062
Singapore Post, Ltd.	32,915,000	24,678,850
Cerebos Pacific, Ltd.	7,740,000	20,408,332
Other Investments		94,002,685
Total Singapore		305,767,687

JAPAN: 10.6%
Hisamitsu Pharmaceutical Co., Inc.	1,641,000	61,061,613
Japan Real Estate Investment Corp., REIT	6,318	53,908,960
Hamamatsu Photonics, K.K.	1,896,400	53,666,709
Nippon Building Fund, Inc., REIT	6,038	52,029,140
Trend Micro, Inc.	1,093,500	38,171,119
Nintendo Co., Ltd.	110,800	37,158,285
Total Japan		295,995,826

TAIWAN: 5.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	20,579,187	39,877,140
Cathay Financial Holding Co., Ltd. (b)	23,377,240	39,028,993
Chunghwa Telecom Co., Ltd. ADR	1,554,407	30,202,128
CyberLink Corp.	5,642,938	26,205,451
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,380,624	24,972,746
Total Taiwan		160,286,458

SOUTH KOREA: 4.8%
S1 Corp.	936,105	38,620,041
SK Telecom Co., Ltd. ADR	1,646,333	28,415,708
GS Home Shopping, Inc.†	419,305	25,821,934
SK Telecom Co., Ltd.	135,604	20,829,134
Hana Financial Group, Inc.	385,749	11,956,215
Daehan City Gas Co., Ltd.	325,300	7,843,377
Total South Korea		133,486,409

THAILAND: 4.3%
Advanced Info Service Public Co., Ltd.	12,988,300	34,626,980
BEC World Public Co., Ltd.	41,573,400	31,867,501
Home Product Center Public Co., Ltd.	38,777,000	6,892,712
Thai Reinsurance Public Co., Ltd. NVDR	35,771,800	6,236,728
Other Investments		40,012,288
Total Thailand		119,636,209

UNITED KINGDOM: 2.0%
HSBC Holdings PLC ADR	1,096,733	55,593,396
Total United Kingdom		55,593,396

AUSTRALIA: 1.6%
AXA Asia Pacific Holdings, Ltd.	7,821,742	45,285,244
Total Australia		45,285,244

PHILIPPINES: 1.4%
Globe Telecom, Inc.	1,698,880	37,557,571
Total Philippines		37,557,571

INDONESIA: 1.3%
PT Telekomunikasi Indonesia ADR	1,036,400	37,061,664
Total Indonesia		37,061,664

VIETNAM: 0.8%
Other Investments		21,494,695
Total Vietnam		21,494,695

INDIA: 0.2%
Other Investments		4,746,280
Total India		4,746,280

TOTAL COMMON EQUITIES (Cost $1,510,156,393)		1,822,304,889

PREFERRED EQUITIES: 3.0%

SOUTH KOREA: 3.0%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	463,311	37,040,471
Hyundai Motor Co., Ltd., Pfd.	566,280	20,202,644
LG Household & Health Care, Ltd., Pfd.	210,290	16,150,158
Hyundai Motor Co., Ltd., 2 nd Pfd.	305,760	11,325,193
Total South Korea		84,718,466

TOTAL PREFERRED EQUITIES (Cost $46,265,090)		84,718,466

	Shares	Value
WARRANTS: 0.2%
INDIA: 0.2%
Housing Development Finance Corp., expires 08/23/2012	748,880	$6,622,238
Total India		6,622,238

TOTAL WARRANTS (Cost $6,592,380)		6,622,238

	Face Amount
INTERNATIONAL BONDS: 28.3%
CHINA/HONG KONG: 9.6%
Hongkong Land CB 2005, Ltd., Cnv.
2.750%, 12/21/2012		$50,700,000	69,129,450
China Petroleum & Chemical Corp., (Sinopec), Cnv.
0.000%, 04/24/2014	HKD	407,180,000	57,765,885
China High Speed Transmission Equipment Group Co., Ltd., Cnv.
0.000%, 05/14/2011	CNY	229,000,000	39,168,095
Yue Yuen Industrial Holdings, Ltd., Cnv.
0.000%, 11/17/2011	CNY	246,300,000	37,868,516
Power Regal Group, Ltd., Cnv.
2.250%, 06/02/2014	HKD	160,400,000	28,560,775
PB Issuer, Ltd., Cnv.
3.300%, 02/01/2013	19,750,000		19,750,000
China Green Holdings, Ltd., Cnv.
0.000%, 10/29/2010	CNY	115,000,000	17,182,862
Total China/Hong Kong			269,425,583

INDIA: 8.1%
Reliance Communications, Ltd., Cnv.
0.000%, 05/10/2011	32,915,000		43,008,213
Housing Development Finance Corp.
0.000%, 08/24/2012	INR	1,800,000,000	42,282,259
Larsen & Toubro, Ltd., Cnv.
3.500%, 10/22/2014	27,000,000		31,725,000
Tata Motors, Ltd., Cnv.
1.000%, 04/27/2011	25,149,000		31,650,016
Sintex Industries, Ltd., Cnv.
0.000%, 03/13/2013	28,400,000		28,542,000
Financial Technologies India, Ltd., Cnv.
0.000%, 12/21/2011	19,314,000		24,721,920
Housing Development Finance Corp., Cnv.
0.000%, 09/27/2010	6,400,000		11,992,000
Other Investments			11,466,444
Total India			225,387,852

MALAYSIA: 4.9%
Rafflesia Capital, Ltd., Cnv.
1.250% (c), 10/04/2011	44,200,000		55,581,500
Cherating Capital, Ltd., Cnv.
2.000% (c), 07/05/2012	41,000,000		46,330,000
Paka Capital, Ltd., Cnv.
0.000%, 03/12/2013	21,300,000		21,960,300
YTL Power Finance Cayman, Ltd., Cnv.
0.000%, 05/09/2010	11,000,000		14,575,000
Total Malaysia			138,446,800

SINGAPORE: 4.2%
Wilmar International, Ltd., Cnv.
0.000%, 12/18/2012	41,600,000		56,160,000
CapitaLand, Ltd., Cnv.
3.125%, 03/05/2018	SGD	57,000,000	41,529,183
Olam International, Ltd., Cnv.
6.000%, 10/15/2016	12,100,000		13,536,875
Other Investments			5,121,028
Total Singapore			116,347,086

VIETNAM: 0.9%
Socialist Republic of Vietnam
6.875%, 01/15/2016	23,811,000		25,299,187
Total Vietnam			25,299,187

SOUTH KOREA: 0.6%
POSCO
8.750%, 03/26/2014	14,500,000		17,228,175
Total South Korea			17,228,175

TOTAL INTERNATIONAL BONDS (Cost $727,598,420)			792,134,683

TOTAL INVESTMENTS: 96.7% (Cost $2,290,612,283 (d))			2,705,780,276

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.3%			91,554,884

NET ASSETS: 100.0%			$2,797,335,160

(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
(b)	Non-income producing security.
(c)	Variable rate security. The rate reflects the rate in effect at March 31, 2010.
(d)	Cost of investments is $2,290,612,283 and net unrealized appreciation consists of:

Gross unrealized appreciation	$435,034,301
Gross unrealized depreciation	(19,866,308)
Net unrealized appreciation	$415,167,993

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt
CNY	Chinese Renminbal (Yuan)
Cnv.	Convertible
HKD	Hong Kong Dollar
INR	Indian Rupee
NVDR	Non-voting Depositary Receipt
Pfd.	Preferred
REIT	Real Estate Investment Trust
SGD	Singapore Dollar

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Andrew Foster

Co-Manager

FUND FACTS

Ticker	MAPIX
Inception Date	10/31/06
Assets	$654.6 million
NAV	$13.15
Total # of Positions	73

Fiscal Year 2009 Ratios

Portfolio Turnover	32.41	%(1)
Gross Expense Ratio	1.28%
After Fee Waiver, Reimbursement and Recoupment	1.30	%(2)

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in the Asia Pacific region.

(1)          The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          The Advisor has contractually agreed to waive fees and reimburse certain expenses for Matthews Asia Dividend Fund’s fees and reimburse expenses until at least August 31, 2010 to the extent needed to limit total annual operating expenses to 1.50%. Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Dividend Fund*

Portfolio Manager Commentary

For the quarter ending March 31, 2010, the Matthews Asia Dividend Fund gained 9.49%, while its benchmark, the MSCI All Country Asia Pacific Index, rose 4.60%. In March, the Fund distributed a quarterly dividend of 5.4 cents per share.

Dividend payment schedules vary from country to country, allowing the Fund to pay dividends quarterly even though most portfolio holdings pay dividends only semi-annually or annually. For instance, most Japanese companies pay their final annual dividend at the end of March. The Fund’s Japanese holdings increased their dividends by a weighted average of 9.7% in 2009 (based on the 15 Japanese holdings that paid their full annual dividend as of the end of the first quarter). To put this in context, dividends for the S&P 500 Index were slashed by 21% during the same period.

The positive performance of the Matthews Asia Dividend Fund was in large part due to its Japanese holdings. Monex Group, one of Japan’s leading online financial services firms, was the main contributor to Fund performance in the first quarter. While the company’s dependency on its online brokerage business has been declining, brokerage still accounts for the bulk of the firm’s revenues, with 71% of net operating revenues derived from brokerage-related business. The online brokerage business has been fiercely competitive and overall online trading volume has declined since 2006 as households became increasingly disenchanted with equity investments. As a result, earnings and dividends for Monex declined between 2007 to 2009. Running an online brokerage business entails substantial fixed costs, which results in a high degree of operational leverage. High operating leverage is a double-edged sword, which hurts the company when trading volumes decline, but also makes Monex a primary beneficiary in terms of earnings growth if trading volume picks up. In 2009, the company managed to begin turning around the business, which was partly reflected by the 75% increase in the dividend per share in 2009. As bottom-up investors we take the quality of a management team into account when evaluating a company. On this measure, the CEO and founder of Monex must be considered a bit of a rarity within corporate Japan. He is a true entrepreneur and risk-taker, who is continuously evolving the business model. He understands the ongoing need to introduce attractive investment products, while educating Japanese households on the merits of longer-term investment vehicles such as mutual funds. We therefore believe Monex is well-positioned longer term should Japanese households increase their allocation to equities and mutual funds.

The Fund added holdings in higher yielding and/or underappreciated equities of companies across the region. In particular, we identified opportunities within smaller Japanese companies that we believe were attractively priced given their dividend growth potential. As a result, the portfolio weighting in Japan increased from 20.4% to 24.1% during the first quarter. On a sector basis, the Fund further increased its weighting in the telecommunications sector from 14.8% to 16.7% during the quarter. The sector generally lagged the rebound in equity markets last year and continues to be the highest-yielding sector in Asia Pacific.

For dividend and income-focused investors, Asian companies continue to offer the long-term prospects of both higher dividend yields and stronger dividend growth relative to U.S. companies. While dividend yields have contracted with higher equity prices, we continue to find growing companies across Asia Pacific that still can be acquired at attractive yields.

*To better reflect its investment strategy, the Fund’s name changed from Matthews Asia Pacific Equity Income Fund to Matthews Asia Dividend Fund on November 30, 2009.

Matthews Asia Dividend Fund	March 31, 2010

PERFORMANCE AS OF MARCH 31, 2010

		Average Annual Total Returns
	3 Months	1 Year	3 Year	Inception 10/31/06
Matthews Asia Dividend Fund	9.49%	71.56%	11.31%	13.13%
MSCI AC Asia Pacific Index(3)	4.60%	58.24%	-2.33%	0.80%
Lipper Pacific Region Funds Category Average(4)	4.38%	61.54%	-2.87%	0.74%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	Q1	Q2	Q3	Q4	Total
2010	$0.05	N/A	N/A	N/A	N/A
2009	$0.10	$0.14	$0.13	$0.18	$0.55
2008	$0.06	$0.08	$0.11	$0.06	$0.30
2007	—	$0.10	—	$0.17	$0.27
2006 (Fund inception: 10/31/06)	—	—	—	$0.02	$0.02

Note: This table does not include capital gains distributions. In March 2008, the Fund began to distribute investment income dividends on a quarterly rather than semi-annual basis. For additional details regarding Fund distributions, visit matthewsasia.com.

30-DAY YIELD: 2.31%

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 3/31/10, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: PNC Global Investment Servicing (U.S.) Inc.

DIVIDEND YIELD: 3.67%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)          It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 53 for index definitions.

(4)          The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS(5)

	Country	% of Net Assets
Cheung Kong Infrastructure Holdings, Ltd.	China/Hong Kong	3.1%
China Mobile, Ltd.	China/Hong Kong	3.0%
Globe Telecom, Inc.	Philippines	3.0%
Chunghwa Telecom Co., Ltd.	Taiwan	3.0%
PT Telekomunikasi Indonesia	Indonesia	3.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.9%
SK Telecom Co., Ltd.	South Korea	2.9%
HSBC Holdings PLC	United Kingdom	2.9%
Monex Group, Inc.	Japan	2.5%
Hamamatsu Photonics, K.K.	Japan	2.5%
% OF ASSETS IN TOP TEN		28.8%

(5)          Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)(6)

Japan	24.1
China/Hong Kong	23.9
Taiwan	10.1
South Korea	9.9
Thailand	6.7
Australia	5.4
Indonesia	4.3
Malaysia	3.6
Singapore	3.5
Philippines	3.0
United Kingdom	2.8
Cash and Other Assets, Less Liabilities	2.7

(6)          The United Kingdom is not included in the MSCI All Country Asia Pacific Index.

SECTOR ALLOCATION (%)

Consumer Discretionary	18.1
Telecommunication Services	16.7
Financials	15.5
Consumer Staples	13.2
Information Technology	12.5
Health Care	7.6
Utilities	5.7
Industrials	4.7
Energy	2.0
Materials	1.3
Cash and Other Assets, Less Liabilities	2.7

MARKET CAP EXPOSURE (%)(7)

Large Cap (over $5B)	42.5
Mid Cap ($1B—$5B)	38.9
Small Cap (under $1B)	15.9
Cash and Other Assets, Less Liabilities	2.7

(7)          Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Dividend Fund	March 31, 2010

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: 96.2%
CHINA/HONG KONG: 23.9%
Cheung Kong Infrastructure Holdings, Ltd.	5,245,000	$20,289,902
China Mobile, Ltd. ADR	406,000	19,536,720
The Link REIT	5,680,000	13,995,678
Esprit Holdings, Ltd.	1,750,000	13,791,975
Television Broadcasts, Ltd.	2,619,000	12,678,514
China Communications Services Corp., Ltd. H Shares	23,660,000	11,868,606
Yip’s Chemical Holdings, Ltd.	9,074,000	8,385,861
Minth Group, Ltd.	4,933,000	8,256,282
Café de Coral Holdings, Ltd.	3,094,000	7,282,858
CLP Holdings, Ltd.	929,500	6,643,477
VTech Holdings, Ltd.	557,000	6,017,711
Kingboard Laminates Holdings, Ltd.	5,700,000	4,965,344
Sa Sa International Holdings, Ltd.	6,080,000	4,742,198
China Resources Enterprise, Ltd.	1,218,000	4,517,548
Xinao Gas Holdings, Ltd.	1,582,000	4,031,299
Yantai Changyu Pioneer Wine Co. B Shares	469,896	3,908,854
Shenzhen Chiwan Wharf Holdings, Ltd. B Shares	1,244,344	2,099,343
Hang Lung Properties, Ltd.	458,000	1,842,844
ASM Pacific Technology, Ltd.	160,600	1,518,668
Total China/Hong Kong		156,373,682

JAPAN: 23.4%
Monex Group, Inc.	33,494	16,514,201
Hamamatsu Photonics, K.K.	582,700	16,489,976
Hisamitsu Pharmaceutical Co., Inc.	419,200	15,598,433
ITOCHU Corp.	1,475,000	12,946,338
Shinko Plantech Co., Ltd.	1,452,700	12,881,128
ORIX Corp.	117,000	10,388,448
Lawson, Inc.	243,200	10,386,013
Nintendo Co., Ltd.	30,900	10,362,735
EPS Co., Ltd.	4,130	10,028,557
Point, Inc.	167,000	10,015,429
Shiseido Co., Ltd.	312,000	6,789,313
Fanuc, Ltd.	56,100	5,962,612
Sysmex Corp.	85,000	4,989,573
Pigeon Corp.	127,000	4,730,362
United Urban Investment Corp., REIT	470	2,708,982
MID REIT, Inc.	1,124	2,302,227
Total Japan		153,094,327

TAIWAN: 10.1%
Chunghwa Telecom Co., Ltd. ADR	858,070	16,672,300
CyberLink Corp.	2,317,860	10,763,997
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	970,590	10,181,489
Taiwan Semiconductor Manufacturing Co., Ltd.	4,546,469	8,809,881
HTC Corp.	728,000	8,505,139
St. Shine Optical Co., Ltd.	1,160,000	8,436,201
Chunghwa Telecom Co., Ltd.	1,403,705	2,743,250
Total Taiwan		66,112,257

SOUTH KOREA: 9.9%
KT&G Corp.	295,500	16,347,252
Grand Korea Leisure Co., Ltd.	675,000	14,616,200
SK Telecom Co., Ltd. ADR	759,350	13,106,381
S1 Corp.	233,880	9,648,976
SK Telecom Co., Ltd.	36,316	5,578,234
Cheil Worldwide, Inc.	17,658	5,229,735
Total Singapore		64,526,778

THAILAND: 6.7%
Thai Beverage Public Co., Ltd.	61,313,000	12,932,509
Siam Makro Public Co., Ltd.	2,130,000	6,385,252
Glow Energy Public Co., Ltd.	5,334,800	6,342,739
Major Cineplex Group Public Co., Ltd.	22,100,900	6,183,900
Land & Houses Public Co., Ltd. NVDR	30,358,200	5,667,520
LPN Development Public Co., Ltd.	22,126,300	5,231,233
LPN Development Public Co., Ltd. NVDR	4,000,000	945,638
Total Thailand		43,688,791

AUSTRALIA: 5.4%
Metcash, Ltd	4,000,000	15,182,468
Billabong International, Ltd.	1,032,413	10,673,976
Coca-Cola Amatil, Ltd.	929,730	9,591,464
Total Australia		35,447,908

INDONESIA: 4.3%
PT Telekomunikasi Indonesia ADR	321,904	11,511,287
PT Ramayana Lestari Sentosa	89,013,000	8,596,840
PT Telekomunikasi Indonesia	8,866,000	7,901,639
Total Indonesia		28,009,766

MALAYSIA: 3.6%
Top Glove Corp. BHD	2,445,700	10,419,259
Astro All Asia Networks PLC	7,820,000	10,244,339
Media Prima BHD	4,931,200	3,248,207
Total Malaysia		23,911,805

SINGAPORE: 3.1%
CapitaRetail China Trust, REIT	10,847,000	9,525,914
Venture Corp., Ltd.	767,000	4,774,396
Parkway Life REIT	4,695,868	4,563,788
CapitaLand, Ltd.	555,000	1,571,356
Total Singapore		20,435,454

PHILIPPINES: 3.0%
Globe Telecom, Inc.	882,820	19,516,726
Total Philippines		19,516,726

UNITED KINGDOM: 2.8%
HSBC Holdings PLC ADR	316,791	16,058,136
HSBC Holdings PLC	256,133	2,602,312
Total United Kingdom		18,660,448

TOTAL COMMON EQUITIES (Cost $537,808,600)		629,777,942

	Face Amount		Value
INTERNATIONAL BONDS: 1.1%
JAPAN: 0.7%
ORIX Corp., Cnv.
1.000%, 03/31/2014	JPY	310,000,000	$4,401,808
Total Japan			4,401,808

SINGAPORE: 0.4%
CapitaLand, Ltd., Cnv.
3.125%, 03/05/2018	SGD	3,500,000	2,550,038
Total Singapore			2,550,038

TOTAL INTERNATIONAL BONDS (Cost $5,314,904)			6,951,846

TOTAL INVESTMENTS: 97.3% (Cost $543,123,504(b))			636,729,788

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.7%			17,842,682

NET ASSETS: 100.0%			$654,572,470

(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

(b)	Cost of investments is $543,123,504 and net unrealized appreciation consists of:

Gross unrealized appreciation	$97,935,863
Gross unrealized depreciation	(4,329,579)
Net unrealized appreciation	$93,606,284

ADR	American Depositary Receipt
BHD	Berhad
Cnv.	Convertible
JPY	Japanese Yen
NVDR	Non-voting Depositary Receipt
REIT	Real Estate Investment Trust
SGD	Singapore Dollar

See accompanying notes to schedules of investments.

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Richard Gao

Co-Manager

FUND FACTS

Ticker	MCDFX
Inception Date	11/30/09
Assets	$12.3 million
NAV	$10.45
Total # of Positions	38

Fiscal Year 2009 Ratios

Portfolio Turnover	0.00	%(1)
Gross Expense Ratio	10.05%
After Fee Waiver, Reimbursement and Recoupment	1.50	%(2)

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

(1)          The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          The Advisor has contractually agreed to waive Matthews China Dividend Fund’s fees and reimburse expenses until November 30, 2012 to the extent needed to limit total annual operating expenses to 1.50%. Matthews Asia Funds does not charge 12b-1 fees.

Matthews China Dividend Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2010, the Matthews China Dividend Fund gained 2.65%, while its benchmark, the MSCI China Index, declined -1.57% .

While Chinese equities ended the quarter in slightly negative territory, worries about inflation, real estate bubbles and overinvestment after last year’s stimulus-induced lending boom, led to downside volatility during the first two months of the year.

The Fund’s main contributors were its two health care sector holdings, pharmaceutical firm United Laboratories and St. Shine Optical, a Taiwanese contact lens manufacturer. Structurally, the health care sector stands to benefit as income levels in China rise and the government’s focus on expanding health care coverage continues as indicated by the US$124 billion health care bill it announced last year. The challenge, however, is finding companies with sustainable business models that have exposure to this secular trend, and that can also be acquired at a reasonable dividend yield. The long-term growth potential of the sector has been well-recognized by investors, and as a result, valuations on many health care-related companies have been bid up. While the health care sector may have good overall growth prospects, as with most sectors in China it remains fragmented and fiercely competitive, putting pressure on margins. For a long-term investor it is therefore important to identify companies that have an edge, such as technological know-how or lowest cost manufacturing, that could allow them to beat the competition and generate higher returns over time. These will be the survivors as the industry consolidates. The Chinese central government seems to be encouraging the consolidation of the industry to allow for better returns, which in turn would allow for more resources available for research and development as well as improved quality control.

United Laboratories is one of the world’s largest and lowest-cost manufacturers of antibiotics. Furthermore, since the company is recognized by the government for manufacturing higher-quality products it is allowed to price some of its finished products above government-regulated price levels, thereby allowing for improved margins. While the company derives most of its sales from bulk and intermediate antibiotics products, which are commoditized and lower margin, about half of its earnings are generated from the sale of high-margin finished products. The company is also initiating the production of insulin for diabetes, a lifestyle disease growing rapidly in China. It is a product area with few domestic competitors and, therefore, has the potential for higher margins. The company increased its dividend per share by 27% in 2009.

The Fund continues to be underweight in financials and holds no mainland Chinese banks, even though major Chinese banks are among the country’s largest dividend payers. However, the need to fund the government stimulus package spurred lending growth of 95% in 2009, or the equivalent of US$1.4 trillion in new loans. Most of this credit was directed into medium- to long-term loans often for infrastructure-related projects. This increases the risk of nonperforming loans when repayments begin to take place in two to three years. The potential for higher nonperforming loans as well as the need for capital to fund ongoing loan growth, either through equity raisings or retained earnings, could pose an overhang to dividend growth. The Fund instead achieved exposure to the financial sector by investing in banks with indirect exposure to China, such as HSBC Holdings and Hang Seng Bank, a leading Hong Kong bank. Our exposure to real estate is mainly through companies in Hong Kong, such as Hang Lung Properties and CapitaRetail China Trust, a Singaporean real estate investment trust consisting of Chinese mid-end community shopping malls. The common denominator among these holdings is an above-market dividend yield, proven dividend record and/or a clearly stated dividend policy, as well as a generally more conservative business model than mainland China peers.

Matthews China Dividend Fund	March 31, 2010

PERFORMANCE AS OF MARCH 31, 2010

	Actual Returns, Not Annualized
		Inception
	3 Months	11/30/09
Matthews China Dividend Fund	2.65%	4.50%
MSCI China Index(3)	-1.57%	-1.12%
Lipper China Funds Category Average(4)	-0.21%	1.83%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)          It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 53 for index definitions.

(4)          The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS(5)

	Sector	% of Net Assets
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	4.6%
China Mobile, Ltd.	Telecommunication Services	4.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	4.0%
Chunghwa Telecom Co., Ltd.	Telecommunication Services	3.7%
Television Broadcasts, Ltd.	Consumer Discretionary	3.5%
CapitaRetail China Trust, REIT	Financials	3.5%
Jiangsu Expressway Co., Ltd.	Industrials	3.5%
Guangdong Investment, Ltd.	Utilities	3.5%
The United Laboratories, Ltd.	Health Care	3.4%
HSBC Holdings PLC	Financials	3.4%
% OF ASSETS IN TOP TEN		37.7%

(5)   Holdings may combine more than one security from same issuer and related depositary receipts.

SECTOR ALLOCATION (%)

Financials	19.2
Information Technology	14.3
Utilities	13.9
Consumer Discretionary	12.5
Telecommunication Services	10.8
Industrials	7.9
Health Care	6.3
Energy	6.1
Consumer Staples	4.1
Materials	2.6
Cash and Other Assets, Less Liabilities	2.3

MARKET CAP EXPOSURE (%)(6)

Large Cap (over $5B)	49.0
Mid Cap ($1B—$5B)	28.2
Small Cap (under $1B)	20.5
Cash and Other Assets, Less Liabilities	2.3

(6)          Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Dividend Fund	March 31, 2010

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: 97.7%
FINANCIALS: 19.2%
Real Estate Investment Trusts: 6.6%
CapitaRetail China Trust, REIT	493,000	$432,956
The Link REIT	155,000	381,924
		814,880

Commercial Banks: 6.5%
HSBC Holdings PLC ADR	8,200	415,658
Hang Seng Bank, Ltd.	27,100	377,065
		792,723

Real Estate Management & Development: 4.1%
Swire Pacific, Ltd. A Shares	21,500	258,424
Hang Lung Properties, Ltd.	61,000	245,444
		503,868

Capital Markets: 1.5%
Yuanta Financial Holding Co., Ltd.	302,000	181,184

Insurance: 0.5%
China Pacific Insurance Group Co., Ltd. H Shares(b)	15,000	66,308
Total Financials		2,358,963

INFORMATION TECHNOLOGY: 14.3%
Software: 4.0%
CyberLink Corp.	62,000	287,924
Kingsoft Corp., Ltd.	265,000	207,912
		495,836

Semiconductors & Semiconductor Equipment: 4.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	255,000	494,124

Electronic Equipment & Instruments: 3.9%
Kingboard Laminates Holdings, Ltd.	280,000	243,912
Digital China Holdings, Ltd.	137,000	232,265
		476,177

IT Services: 2.4%
SinoCom Software Group, Ltd.	1,924,000	294,080
Total Information Technology		1,760,217

UTILITIES: 13.9%
Electric Utilities: 8.0%
Cheung Kong Infrastructure Holdings, Ltd.	146,000	564,790
CLP Holdings, Ltd.	58,000	414,547
		979,337

Water Utilities: 3.4%
Guangdong Investment, Ltd.	786,000	424,797

Gas Utilities: 2.5%
Hong Kong & China Gas Co., Ltd.	122,000	303,967
Total Utilities		1,708,101

CONSUMER DISCRETIONARY: 12.5%
Textiles, Apparel & Luxury Goods: 3.8%
Shenzhou International Group Holdings, Ltd.	201,000	289,705
Ports Design, Ltd.	70,000	177,425
		467,130

Media: 3.5%
Television Broadcasts, Ltd.	90,000	435,688

Hotels, Restaurants & Leisure: 3.4%
Café de Coral Holdings, Ltd.	176,000	414,280

Auto Components: 1.5%
Xinyi Glass Holdings Co., Ltd.	200,000	182,417

Multiline Retail: 0.3%
PCD Stores, Ltd.(b)	114,100	37,648
Total Consumer Discretionary		1,537,163

TELECOMMUNICATION SERVICES: 10.8%
Diversified Telecommunication Services: 6.3%
Chunghwa Telecom Co., Ltd. ADR	23,309	452,894
China Communications Services Corp., Ltd. H Shares	630,000	316,028
		768,922

Wireless Telecommunication Services: 4.5%
China Mobile, Ltd. ADR	11,630	559,636
Total Telecommunication Services		1,328,558

INDUSTRIALS: 7.9%
Transportation Infrastructure: 6.0%
Jiangsu Expressway Co., Ltd. H Shares	452,000	426,512
China Merchants Holdings International Co., Ltd.	82,000	301,289
		727,801

Electrical Equipment: 1.9%
Hangzhou Steam Turbine Co., Ltd. B Shares	104,800	235,914
Total Industrials		963,715

HEALTH CARE: 6.3%
Pharmaceuticals: 3.4%
The United Laboratories, Ltd.	488,000	419,371

Health Care Equipment & Supplies: 2.9%
St. Shine Optical Co., Ltd.	48,000	349,084
Total Health Care		768,455

ENERGY: 6.1%
Oil, Gas & Consumable Fuels: 6.1%
CNOOC, Ltd. ADR	1,650	272,382
China Petroleum & Chemical Corp. ADR	3,240	266,458
China Shenhua Energy Co., Ltd. H Shares	49,500	213,642
Total Energy		752,482

CONSUMER STAPLES: 4.1%
Food Products: 3.2%
Vitasoy International Holdings, Ltd.	496,000	389,712

Beverages: 0.9%
Yantai Changyu Pioneer Wine Co., B Shares	12,927	107,534
Total Consumer Staples		497,246

	Shares	Value
COMMON EQUITIES: (continued)
MATERIALS: 2.6%
Chemicals: 2.6%
Yip’s Chemical Holdings, Ltd.	342,000	$316,064
Total Materials		316,064

TOTAL INVESTMENTS: 97.7% (Cost $11,616,451(c))		11,990,964

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.3%		287,647

NET ASSETS: 100.0%		$12,278,611

(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
(b)	Non-income producing security.
(c)	Cost of investments is $11,616,451 and net unrealized appreciation consists of:

Gross unrealized appreciation	$580,584
Gross unrealized depreciation	(206,071)
Net unrealized appreciation	$374,513

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

Ticker	MPACX
Inception Date	10/31/03
Assets	$239.3 million
NAV	$15.34
Total # of Positions	63

Fiscal Year 2009 Ratios

Portfolio Turnover	58.10	%(1)
Gross Expense Ratio	1.28	%(2)

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies.

(1)          The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Pacific Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2010, the Matthews Asia Pacific Fund gained 7.35%, while its benchmark, the MSCI All Country Asia Pacific Index rose 4.60% .

For the quarter, attention shifted from the U.S. to Europe as Greece’s sovereign debt problems and trouble elsewhere in Europe became major concerns for investors around the world. While Asia was relatively calm, China was once again the focus of controversy. Among the headlines that dominated were news of Google’s withdrawal from Beijing, fears of a Chinese property “bubble” and controversy over China’s sentencing of employees from Australia’s Rio Tinto in a bribery case. Throughout the quarter, we noted the resiliency of the Chinese market despite all this negative press.

Stock selection was the key factor of the Fund’s outperformance for the quarter as it grew more challenging for investors to identify the underappreciated companies. Unlike the beginning of 2009, the market is no longer seeing depressed and inexpensive consumer cyclical stocks. What was particularly evident this quarter was that stock selection was more important than sector allocation—this has long been our core belief. By comparison, country allocation had more of an impact on performance than sector allocation, and Japan was notably one of the strongest markets in Asia, and benefited the Fund the most during the quarter. That said, this result was driven by the strong performance of individual Japanese stocks in the portfolio including video game company Nintendo, and financial services firms ORIX and Monex Group. In spite of a weak market, Chinese stocks, such as Kingdee International Software Group and Ctrip.com, a travel services firm, also made significant contributions to Fund performance. Although the Taiwan market proved to be the weakest of all Asia Pacific countries, we saw strong performance by individual Taiwanese stocks, such as contact lens manufacturer St. Shine Optical.

During the quarter, the largest detractors to Fund performance were The Japan Steel Works, followed by PT Telekomunikasi Indonesia and Chinese real estate firm, China Vanke. We continue to hold Japan Steel Works, one of the Fund’s largest holdings, because we believe the company is a long-term beneficiary of Asia’s burgeoning nuclear energy movement. PT Telekom continued to underperform during the quarter partly due to the overall weakness in the telecommunications sector across Asia, and also in part because of lower-than-expected earnings growth in the last year. Despite this recent performance, we believe PT Telekom is still one of Asia’s strongest telecom companies. China Vanke has become one of the most widely held Chinese property names over the years, but its stock suffered during the quarter as many investors worried about the prospects of a Chinese property “bubble.” The firm remains one of the core holdings of the Fund, and we believe it will see additional growth in the future.

We are pleased to report that the Fund made its first entry into Vietnam during the quarter with the addition of Saigon Securities, an investment services firm. It has been almost three years since this Fund manager first visited nearly two dozen companies in both Ho Chi Minh City and Hanoi. While liquidity and compliance in the country remain very challenging, many believe that certain factors, including having one of the youngest populations in the world, makes Vietnam a very attractive market.

Looking ahead, we see growing signs of inflation across the region—with the exception of Japan. We expect rising commodity prices and wages to put pressure on profit margins, which in turn could have investors paying closer attention to valuations. Going forward, we will continue to seek attractive opportunities for the long-term investor.

PERFORMANCE AS OF MARCH 31, 2010

		Average Annual Total Returns
					Inception
	3 Months	1 Year	3 Years	5 Years	10/31/03
Matthews Asia Pacific Fund	7.35%	71.72%	3.25%	8.75%	10.68%
MSCI AC Asia Pacific Index(3)	4.60%	58.24%	-2.33%	7.05%	8.93%
Lipper Pacific Region Funds Category Average(4)	4.38%	61.54%	-2.87%	7.31%	9.01%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)          It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 53 for index definition.

(4)          The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS(5)

	Country	% of Net Assets
Softbank Corp.	Japan	3.1%
Sysmex Corp.	Japan	3.0%
CSL Australia, Ltd.	Australia	3.0%
Ctrip.com International, Ltd.	China/Hong Kong	3.0%
Nintendo Co., Ltd.	Japan	2.7%
The Japan Steel Works, Ltd.	Japan	2.6%
ORIX Corp.	Japan	2.5%
PT Bank Rakyat Indonesia	Indonesia	2.4%
PT Astra International	Indonesia	2.3%
HDFC Bank, Ltd.	India	2.3%
% OF ASSETS IN TOP TEN		26.9%

COUNTRY ALLOCATION (%)

Japan	32.4
China/Hong Kong	26.0
India	7.0
Taiwan	6.3
Indonesia	6.3
Australia	6.2
South Korea	5.1
Thailand	3.5
Singapore	2.9
Malaysia	1.6
New Zealand	0.8
Vietnam	0.5
Cash and Other Assets,
Less Liabilities	1.4

SECTOR ALLOCATION (%)

Financials	28.4
Consumer Discretionary	18.9
Information Technology	12.2
Health Care	9.9
Consumer Staples	9.3
Industrials	9.2
Telecommunication Services	7.5
Energy	2.1
Materials	1.1
Cash and Other Assets, Less Liabilities	1.4

MARKET CAP EXPOSURE (%)(6)

Large Cap (over $5B)	56.2
Mid Cap ($1B—$5B)	26.8
Small Cap (under $1B)	15.6
Cash and Other Assets, Less Liabilities	1.4

(5)          Holdings may combine more than one security from same issuer and related depositary receipts.

(6)          Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Pacific Fund	March 31, 2010

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: 97.2%
JAPAN: 32.4%
Softbank Corp.	296,100	$7,306,580
Sysmex Corp.	123,000	7,220,206
Nintendo Co., Ltd.	19,100	6,405,444
The Japan Steel Works, Ltd.	537,000	6,161,931
ORIX Corp.	67,690	6,010,206
Monex Group, Inc.	9,218	4,544,931
Pigeon Corp.	121,500	4,525,504
Fanuc, Ltd.	41,900	4,453,359
Benesse Holdings, Inc.	100,900	4,374,558
Asahi Breweries, Ltd.	213,100	3,998,704
Komatsu, Ltd.	188,900	3,968,692
MID REIT, Inc.	1,832	3,752,385
Keyence Corp.	14,930	3,574,816
Mori Trust Sogo REIT, Inc.	364	3,194,579
Unicharm Petcare Corp.	100,400	3,185,997
FamilyMart Co., Ltd.	88,100	2,805,255
GCA Savvian Group Corp.(b)	991	942,793
Other Investments		1,130,203
Total Japan		77,556,143

CHINA/HONG KONG: 26.0%
Ctrip.com International, Ltd. ADR(b)	182,400	7,150,080
China Life Insurance Co., Ltd. H Shares	1,049,000	5,026,923
Kingdee International Software Group Co., Ltd.	12,834,000	5,000,137
Tingyi (Cayman Islands) Holding Corp.	1,888,000	4,467,430
Hang Lung Group, Ltd.	782,000	4,141,965
Shangri-La Asia, Ltd.	2,096,000	4,108,161
China Vanke Co., Ltd. B Shares	3,319,787	3,809,225
China Mobile, Ltd.	375,000	3,606,164
Dairy Farm International Holdings, Ltd.	477,354	3,150,536
Hong Kong Exchanges and Clearing, Ltd.	189,000	3,147,202
China Merchants Bank Co., Ltd. H Shares	1,160,950	3,134,296
Dongfeng Motor Group Co., Ltd. H Shares	1,478,000	2,396,545
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	504,000	2,105,851
Sany Heavy Equipment International Holdings Co., Ltd.(b)	1,456,000	1,628,394
Other Investments		9,375,459
Total China/Hong Kong		62,248,368

INDIA: 7.0%
HDFC Bank, Ltd.	126,958	5,473,838
Jain Irrigation Systems, Ltd.	213,106	4,555,062
Sun Pharmaceutical Industries, Ltd.	83,845	3,346,703
Bharti Airtel, Ltd.	479,493	3,336,169
Total India		16,711,772

TAIWAN: 6.3%
St. Shine Optical Co., Ltd.	533,000	3,289,481
Richtek Technology Corp.	343,350	3,674,274
Taiwan Semiconductor Manufacturing Co., Ltd.	1,697,585	3,289,481
Polaris Securities Co., Ltd.(b)	4,888,000	2,540,986
HTC Corp.	154,000	1,799,164
Total Taiwan		15,180,194

INDONESIA: 6.3%
PT Bank Rakyat Indonesia	6,401,500	5,790,027
PT Astra International	1,212,500	5,570,812
PT Telekomunikasi Indonesia	4,104,500	3,658,051
Total Indonesia		15,018,890

AUSTRALIA: 6.2%
CSL Australia, Ltd.	215,555	7,199,819
Oil Search, Ltd.	899,999	4,919,176
BHP Billiton, Ltd.	64,674	2,594,186
Total Australia		14,713,181

SOUTH KOREA: 3.7%
Kiwoom Securities Co., Ltd.	89,246	3,625,970
LG Electronics, Inc.	30,640	3,114,731
NHN Corp.(b)	13,282	2,114,934
Total South Korea		8,855,635

THAILAND: 3.5%
Major Cineplex Group Public Co., Ltd.	17,056,000	4,772,322
Siam Commercial Bank Public Co., Ltd.	1,264,400	3,592,964
Total Thailand		8,365,286

SINGAPORE: 2.9%
CapitaCommerical Trust, REIT	5,456,000	4,210,408
Keppel Land, Ltd.	1,074,000	2,812,644
Total Singapore		7,023,052

MALAYSIA: 1.6%
Parkson Holdings BHD	2,107,264	3,809,665
Total Malaysia		3,809,665

NEW ZEALAND: 0.8%
Fisher & Paykel Appliances Holdings, Ltd. H Shares(b)	4,143,499	1,823,040
Total New Zealand		1,823,040

VIETNAM: 0.5%
Saigon Securities, Inc.	513,060	1,142,734
Total Vietnam		1,142,734

TOTAL COMMON EQUITIES (Cost $166,183,151)		232,447,960

	Shares	Value
PREFERRED EQUITIES: 1.4%
SOUTH KOREA: 1.4%
Hyundai Motor Co., Ltd. Pfd.	96,520	$3,443,454
Total South Korea		3,443,454

TOTAL PREFERRED EQUITIES (Cost $1,069,680)		3,443,454

TOTAL INVESTMENTS: 98.6% (Cost $167,252,831(c))		235,891,414

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.4%		3,384,094

NET ASSETS: 100.0%		$239,275,508

(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
(b)	Non—income producing security.
(c)	Cost of investments is $167,252,831 and net unrealized appreciation consists of:

Gross unrealized appreciation	$75,156,652
Gross unrealized depreciation	(6,518,069)
Net unrealized appreciation	$68,638,583

ADR	American Depositary Receipt
BHD	Berhad
Pfd.	Preferred
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Sharat Shroff, CFA

Lead Manager

Mark W. Headley

Co-Manager

FUND FACTS

Ticker	MAPTX
Inception Date	9/12/94
Assets	$3.8 billion
NAV	$19.72
Total # of Positions	75

Fiscal Year 2009 Ratios

Portfolio Turnover	13.22	%(1)
Gross Expense Ratio	1.13	%(2)

Benchmarks

MSCI AC Asia ex Japan Index

MSCI AC Far East ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia, excluding Japan.

(1)          The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          Matthews Asia Funds does not charge 12b-1 fees.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2010, the Matthews Pacific Tiger Fund gained 2.55% while its benchmark, the MSCI All Country Asia ex Japan Index, returned 1.32% . The portfolio’s holdings in the health care and financial sectors contributed to the Fund’s outperformance relative to the benchmark. In fact, health care holdings were the biggest contributors to the portfolio’s absolute return, and the gains were widely spread across a basket of stocks. We maintain an above-average allocation to the health care sector as we believe these companies will capture a greater share of the consumer’s wallet over time.

Some of the smaller markets in the region, such as Indonesia, Malaysia and Thai-land, posted impressive gains during the quarter, accompanied by appreciating currencies. The Fund’s Korean holdings, however, did not perform as well as the broader market, and the portfolio’s limited exposure to such sectors as information technology and automobiles hurt the Fund’s relative performance.

In the last few quarters, new additions to the portfolio have been primarily from Southeast Asian markets, including our first position in Vietnam. The prospect of robust and sustained growth in some of these economies is attractive, particularly as other parts of Asia may be seeing growth moderating. For instance, Indonesia has emerged from the global crisis in relatively good shape. The country’s election results from last year are considered a mandate for continuing reform, the leverage in its economy is one of the lowest in the region, and its income growth per capita among the fastest. In spite of boasting a relatively large GDP, the depth and liquidity of Indonesia’s equity market needs further development. Its ability to digest capital inflows also remains a work in progress. We approach these markets with some caution and a view toward realizing gains over the long term.

Across the Asian region, the recovery in corporate earnings has been impressive, but we believe that inflationary pressures and the risk of policy missteps are likely to impact progress in the near term. The superior performance of Asian companies is also attracting investors, evidenced by the spate of capital raisings and initial public offerings that have persisted into 2010. In this environment, there is a risk that capital could be deployed sub-optimally. Our research approach places significant emphasis on the returns generated for shareholders, and we will continue to closely monitor the progress in the execution of corporate investment plans.

Due to the sharp gains in equity prices across the region over the last 12 months, valuations have left less room for disappointment in earnings—although quarterly results are not to be relied upon as accurate predictors of a company’s long-term performance. We continue to assess the progress of our holdings with respect to their medium- to longer-term business objectives. In general, we have been pleased with the earnings performance of the portfolio holdings and their execution. While the coming months may see an increase in market volatility, we believe it should be viewed as an opportunity to invest in the region’s sound long-term fundamentals.

PERFORMANCE AS OF MARCH 31, 2010

		Average Annual Total Returns
						Inception
	3 Months	1 Year	3 Years	5 Years	10 Years	9/12/94
Matthews Pacific Tiger Fund	2.55%	85.03%	9.27%	15.10%	10.62%	9.16%
MSCI AC Asia ex Japan Index(3)	1.32%	73.68%	5.12%	13.74%	6.71%	3.65	%(4)
MSCI AC Far East ex Japan Index(3)	0.89%	69.39%	4.59%	12.92%	6.33%	3.25	%(4)
Lipper Pacific ex Japan Funds Category Average(5)	2.13%	75.98%	4.15%	13.01%	7.25%	4.96	%(4)

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)          It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 53 for index definitions.

(4)          Calculated from 8/31/94.

(5)          The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS(6)

	Country	% of Net Assets
Hang Lung Group, Ltd.	China/Hong Kong	2.8%
PT Bank Central Asia	Indonesia	2.6%
HDFC Bank, Ltd.	India	2.5%
Ctrip.com International, Ltd.	China/Hong Kong	2.2%
LS Corp.	South Korea	2.2%
China Mobile, Ltd.	China/Hong Kong	2.1%
Swire Pacific, Ltd.	China/Hong Kong	2.0%
Ping An Insurance (Group) Co. of China, Ltd.	China/Hong Kong	2.0%
Hon Hai Precision Industry Co., Ltd.	Taiwan	1.9%
PT Telekomunikasi Indonesia	Indonesia	1.8%
% OF ASSETS IN TOP TEN		22.1%

(6)          Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)

China/Hong Kong	35.8
India	19.1
South Korea	14.3
Taiwan	7.4
Indonesia	6.9
Malaysia	4.8
Thailand	4.5
Singapore	3.5
Philippines	1.3
Vietnam	0.7
Cash and Other Assets, Less Liabilities	1.7

SECTOR ALLOCATION (%)

Financials	32.8
Consumer Discretionary	17.3
Information Technology	14.8
Consumer Staples	9.2
Health Care	8.4
Telecommunication Services	5.0
Industrials	4.9
Utilities	3.3
Materials	1.6
Energy	1.0
Cash and Other Assets, Less Liabilities	1.7

MARKET CAP EXPOSURE (%)(7)

Large Cap (over $5B)	61.5
Mid Cap ($1B—$5B)	34.3
Small Cap (under $1B)	2.5
Cash and Other Assets, Less Liabilities	1.7

(7)          Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Pacific Tiger Fund	March 31, 2010

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: 98.3%
CHINA/HONG KONG: 35.8%
Hang Lung Group, Ltd.	20,164,000	$106,801,262
Ctrip.com International, Ltd. ADR(b)	2,132,950	83,611,640
China Mobile, Ltd. ADR	1,706,750	82,128,810
Swire Pacific, Ltd. A Shares	6,376,500	76,643,669
Ping An Insurance (Group) Co. of China, Ltd. H Shares	8,873,500	76,282,241
Tingyi (Cayman Islands) Holding Corp.	29,096,000	68,847,632
Lenovo Group, Ltd.	99,568,000	68,576,380
China Resources Enterprise, Ltd.	17,502,000	64,914,715
China Merchants Bank Co., Ltd. H Shares	22,182,350	59,887,208
Shangri-La Asia, Ltd.	29,326,000	57,478,968
Hengan International Group Co., Ltd.	7,671,000	57,185,184
Mindray Medical International, Ltd. ADR	1,564,297	56,971,697
Baidu, Inc. ADR(b)	92,600	55,282,200
Dongfeng Motor Group Co., Ltd. H Shares	33,440,000	54,222,235
China Resources Land, Ltd.	24,794,000	53,770,416
Dairy Farm International Holdings, Ltd.	8,088,246	53,382,424
Tencent Holdings, Ltd.	2,619,800	52,493,192
Hong Kong Exchanges and Clearing, Ltd.	2,989,500	49,780,746
China Vanke Co., Ltd. B Shares	41,875,296	48,048,996
New Oriental Education & Technology Group, Inc. ADR(b)	539,400	46,124,094
NetEase.com, Inc. ADR(b)	1,032,350	36,617,455
Inspur International, Ltd.†	210,000,000	27,540,164
Shenzhen Chiwan Wharf Holdings, Ltd. B Shares	11,949,117	20,159,452
Other Investments		10,123,514
Total China/Hong Kong		1,366,874,294

INDIA: 19.1%
HDFC Bank, Ltd.	1,997,184	86,109,285
Sun Pharmaceutical Industries, Ltd.	1,665,363	66,473,560
Housing Development Finance Corp.	1,087,137	65,746,670
Tata Power Co., Ltd.	1,935,014	59,160,983
Infosys Technologies, Ltd.	948,401	55,225,825
Kotak Mahindra Bank, Ltd.	2,997,941	49,882,933
Unitech, Ltd.	27,649,406	45,230,980
Titan Industries, Ltd.	989,621	40,553,403
Larsen & Toubro, Ltd.	1,069,599	38,834,261
Bharti Airtel, Ltd.	5,563,480	38,709,036
Dabur India, Ltd.	10,030,888	35,481,412
Sun TV Network, Ltd.	3,602,590	34,295,617
Sintex Industries, Ltd.	4,505,656	29,645,174
Glenmark Pharmaceuticals, Ltd.	4,529,022	27,061,366
Infosys Technologies, Ltd. ADR	219,611	12,924,107
HDFC Bank, Ltd. ADR	63,900	8,907,021
Other Investments		34,286,611
Total India		728,528,244

SOUTH KOREA: 14.3%
LS Corp.	944,781	82,482,056
Hyundai Mobis	505,000	66,924,323
POSCO	129,000	60,293,216
Dongbu Insurance Co., Ltd.	2,061,690	58,846,612
NHN Corp.(b)	359,802	57,292,392
Cheil Worldwide, Inc.	181,154	53,652,020
Amorepacific Corp.	65,152	47,390,607
Yuhan Corp.	289,321	44,109,658
MegaStudy Co., Ltd.	233,231	38,449,913
Hana Financial Group, Inc.	683,003	21,169,544
Other Investments		15,134,718
Total South Korea		545,745,059

TAIWAN: 7.4%
Hon Hai Precision Industry Co., Ltd.	17,104,492	74,062,599
Taiwan Semiconductor Manufacturing Co., Ltd.	34,923,513	67,672,733
Synnex Technology International Corp.	26,039,200	57,381,982
Yuanta Financial Holding Co., Ltd.	85,500,000	51,295,612
President Chain Store Corp.	12,442,608	31,019,896
Total Taiwan		281,432,822

INDONESIA: 6.9%
PT Bank Central Asia	166,625,000	100,527,569
PT Astra International	14,665,230	67,379,162
PT Telekomunikasi Indonesia	67,960,500	60,568,386
PT Telekomunikasi Indonesia ADR	275,700	9,859,032
Other Investments		24,443,794
Total Indonesia		262,777,943

MALAYSIA: 4.8%
Top Glove Corp. BHD	12,587,980	53,627,762
Genting BHD	25,770,600	52,063,256
KNM Group BHD	176,161,100	38,787,142
Public Bank BHD	10,836,386	38,660,870
Total Malaysia		183,139,030

THAILAND: 4.5%
Bank of Ayudhya Public Co., Ltd. NVDR	96,468,600	63,147,391
Land & Houses Public Co., Ltd.	224,719,500	43,369,772
Central Pattana Public Co., Ltd.	64,596,100	41,301,749
Land & Houses Public Co., Ltd. NVDR	130,450,000	24,353,484
Total Thailand		172,172,396

SINGAPORE: 3.5%
Parkway Holdings, Ltd.(b)	25,314,540	60,705,224
Hyflux, Ltd.	17,990,187	43,649,020
Keppel Land, Ltd.	11,762,000	30,802,904
Total Singapore		135,157,148

PHILIPPINES: 1.3%
SM Prime Holdings, Inc.	238,019,117	51,544,170
Total Philippines		51,544,170

	Shares	Value
COMMON EQUITIES: (continued)
VIETNAM: 0.7%
Vietnam Dairy Products JSC	6,104,900	$26,757,789
Total Vietnam		26,757,789

TOTAL INVESTMENTS: 98.3% (Cost $2,782,911,725(c))		3,754,128,895

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.7%		66,423,410

NET ASSETS: 100.0%		$3,820,552,305

(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
(b)	Non—income producing security.
(c)	Cost of investments is $2,782,911,725 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,023,439,788
Gross unrealized depreciation	(52,222,618)
Net unrealized appreciation	$971,217,170

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt
BHD	Berhad
JSC	Joint Stock Co.
NVDR	Non-voting Depositary Receipt

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Andrew Foster

Co-Manager

FUND FACTS

Ticker	MCHFX
Inception Date	2/19/98
Assets	$2.7 billion
NAV	$26.23
Total # of Positions	63

Fiscal Year 2009 Ratios

Portfolio Turnover	5.28	%(1)
Gross Expense Ratio	1.21	%(2)

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

(1)          The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          Matthews Asia Funds does not charge 12b-1 fees.

Matthews China Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2010, the Matthews China Fund rose 2.86%, outperforming its benchmark, the MSCI China Index which declined –1.57%

Chinese equities struggled during the first quarter as investors grew cautious of the near-term outlook for the overall economy, especially after China’s central bank increased its reserve ratio twice in the beginning of the year amid signs of overheating and rapidly rising inflation. At the beginning of last year, China was increasing spending to stimulate the economy, now the country is faced with the completely different challenge of preventing overheating while still developing the economy.

Banks and real estate companies were particularly weak in this environment. China’s central bank announced it would cut loan growth from US$1.3 trillion in 2009 to US$1.1 trillion this year in an effort to slow the growth momentum. Bank stocks were also hurt by the overhang that resulted from increased capital raising activities. Meanwhile, property prices, particularly in China’s coastal cities, continued to rise rapidly, triggering concerns over a property bubble. Since the second half of last year, we have been cautious in our outlook for the country’s banking and property segments and have been trimming our exposure to these areas accordingly. This shift in the portfolio helped Fund performance relative to the benchmark in the first quarter.

During the quarter, the Fund actively pursued companies we believe should benefit from the global economic recovery. While the domestic economy is still our key focus, we expect companies, such as ports and export sourcing providers, to have significant growth potential as conditions around the world improve. Li & Fung, which struggled during last year’s economic downturn, is one such portfolio holding that we believe stands to benefit from global growth. Founded in 1906, the Hong Kong-based company has grown from a simple exporter to become a global leader in supply chain management. The firm coordinates product design, raw material and factory sourcing, production management and quality assurance for its clients, including Walmart, Gap and Kohl’s. Over the past two years, Li & Fung has been actively acquiring the sourcing operations of major apparel retailers, further expanding its scale and strengthening its leading position in supply chain management.

Looking forward, China’s economy may still face some headwinds should inflation continue to rise. China’s central bank may need to institute additional tightening measures to keep the economy under control. As always, we maintain a long-term investment perspective, and concentrate on the fundamentals of our portfolio holdings. During our visits to China in the first quarter, we were encouraged by the fact that living standards and purchasing power are increasing quickly in China’s second- and third-tier inland and western cities. Companies that have exposure to these areas are seeing enormous growth opportunities. This trend further demonstrates China’s compelling long-term growth story of domestic consumption, which has long been our key focus.

PERFORMANCE AS OF MARCH 31, 2010

		Average Annual Total Returns
						Inception
	3 Months	1 Year	3 Years	5 Years	10 Years	2/19/98
Matthews China Fund	2.86%	77.10%	15.48%	22.66%	17.18%	13.50%
MSCI China Index(3)	-1.57%	57.97%	10.23%	23.52%	12.00%	3.92	%(4)
Lipper China Region Funds Category Average(5)	-0.21%	68.95%	6.33%	16.36%	8.53%	9.87	%(4)

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)          It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 53 for index definition.

(4)          Calculated from 2/28/98.

(5)          The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS(6)

	Sector	% of Net Assets
Dongfeng Motor Group Co., Ltd.	Consumer Discretionary	3.0%
China Mobile, Ltd.	Telecom Services	2.9%
Li & Fung, Ltd.	Consumer Discretionary	2.7%
ZTE Corp.	Information Technology	2.7%
Tingyi (Cayman Islands) Holding Corp.	Consumer Staples	2.6%
China Merchants Holdings International Co., Ltd.	Industrials	2.4%
Lenovo Group, Ltd.	Information Technology	2.4%
China Life Insurance Co., Ltd.	Financials	2.3%
China Resources Enterprise, Ltd.	Consumer Discretionary	2.3%
Lianhua Supermarket Holdings Co., Ltd.	Consumer Staples	2.3%
% OF ASSETS IN TOP TEN		25.6%

CHINA EXPOSURE(7)

H Share	33.8%
SAR (Hong Kong)	41.8%
China-affiliated Corporations	14.2%
B Share	1.3%
Overseas Listed	7.8%
Cash and Other Assets, Less Liabilities	1.1%

(6)          Holdings may combine more than one security from same issuer and related depositary receipts.

(7)          SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. China-affiliated corporations (CAC), also known as “Red Chips,” are mainland China companies with partial state ownership listed in Hong Kong, and incorporated in Hong Kong. Overseas Listed (OL) companies are companies that conduct business in mainland China but listed in overseas markets such as Japan, Singapore, Taiwan and the United States. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors.

SECTOR ALLOCATION (%)

Consumer Discretionary	24.9
Financials	18.6
Information Technology	12.7
Industrials	12.7
Consumer Staples	10.6
Energy	6.5
Utilities	5.6
Telecommunication Services	4.1
Health Care	2.6
Materials	0.6
Cash and Other Assets, Less Liabilities	1.1

MARKET CAP EXPOSURE (%)(8)

Large Cap (over $5B)	69.6
Mid Cap ($1B—$5B)	26.2
Small Cap (under $1B)	3.1
Cash and Other Assets, Less Liabilities	1.1

(8)          Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Fund	March 31, 2010

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: CHINA/HONG KONG: 98.9%
CONSUMER DISCRETIONARY: 24.9%
Distributors: 5.0%
Li & Fung, Ltd.	14,769,200	$72,634,287
China Resources Enterprise, Ltd.	16,738,000	62,081,047
		134,715,334

Hotels, Restaurants & Leisure: 4.8%
Ctrip.com International, Ltd. ADR(b)	1,427,200	55,946,240
Café de Coral Holdings, Ltd.	17,914,100	42,167,375
Shangri-La Asia, Ltd.	16,033,600	31,425,860
		129,539,475

Multiline Retail: 3.9%
Golden Eagle Retail Group, Ltd.	29,917,000	59,709,901
Parkson Retail Group, Ltd.	26,747,500	46,137,187
		105,847,088

Textiles, Apparel & Luxury Goods: 3.6%
Li Ning Co., Ltd.	12,608,000	45,679,854
Ports Design, Ltd.	14,983,500	37,977,851
Glorious Sun Enterprises, Ltd.	33,994,000	12,109,837
		95,767,542

Automobiles: 3.0%
Dongfeng Motor Group Co., Ltd.
H Shares	50,328,000	81,605,761

Specialty Retail: 2.1%
Belle International Holdings, Ltd.	41,379,000	55,528,169

Diversified Consumer Services: 1.7%
New Oriental Education & Technology
Group, Inc. ADR(b)	517,300	44,234,323

Media: 0.8%
Television Broadcasts, Ltd.	3,270,000	15,829,989
AirMedia Group, Inc. ADR(b)	1,021,400	6,383,750
		22,213,739
Total Consumer Discretionary		669,451,431

FINANCIALS: 18.6%
Commercial Banks: 6.3%
BOC Hong Kong Holdings, Ltd.	24,263,000	57,730,887
China Merchants Bank Co., Ltd. H Shares	20,925,114	56,492,962
China Construction Bank Corp. H Shares	40,638,000	33,223,018
Bank of Communications Co., Ltd. H Shares	19,607,000	23,292,260
		170,739,127

Real Estate Management
& Development: 6.1%
Hang Lung Group, Ltd.	9,388,000	49,724,769
Swire Pacific, Ltd. A Shares	3,930,000	47,237,453
China Vanke Co., Ltd. B Shares	29,906,484	34,315,615
China Resources Land, Ltd.	14,852,000	32,209,333
		163,487,170

Insurance: 4.6%
Ping An Insurance (Group) Co. of China,
Ltd. H Shares	7,052,500	60,627,769
China Life Insurance Co., Ltd. H Shares	11,080,000	53,096,577
China Life Insurance Co., Ltd. ADR	136,300	9,819,052
		123,543,398

Diversified Financial Services: 1.6%
Hong Kong Exchanges and Clearing, Ltd.	2,648,500	44,102,461
Total Financials		501,872,156

INFORMATION TECHNOLOGY: 12.7%
Internet Software & Services: 4.3%
Tencent Holdings, Ltd.	2,681,100	53,721,466
Sina Corp.(b)	821,900	30,977,411
NetEase.com, Inc. ADR(b)	851,400	30,199,158
		114,898,035

Computers & Peripherals: 3.5%
Lenovo Group, Ltd.	93,222,000	64,205,642
TPV Technology, Ltd.	45,168,000	30,393,845
		94,599,487

Communications Equipment: 2.7%
ZTE Corp. H Shares	11,887,236	71,921,006

Software: 1.7%
Kingdee International Software Group Co., Ltd.†	120,330,000	46,880,664

Electronic Equipment & Instruments: 0.5%
Digital China Holdings, Ltd.	8,558,000	14,508,941
Total Information Technology		342,808,133

INDUSTRIALS: 12.7%
Transportation Infrastructure: 3.8%
China Merchants Holdings International Co., Ltd.	17,940,581	65,918,222
GZI Transport, Ltd.	36,765,000	18,833,236
Beijing Capital International Airport Co., Ltd. H Shares(b)	29,740,000	17,740,584
		102,492,042

Machinery: 3.1%
China South Locomotive and Rolling Stock Corp. H Shares	73,850,000	57,837,412
China National Materials Co., Ltd. H Shares	37,943,000	25,228,380
		83,065,792

Airlines: 2.0%
Air China, Ltd. H Shares(b)	52,925,900	54,563,237

Electrical Equipment: 2.0%
China High Speed Transmission Equipment Group Co., Ltd.	24,497,000	54,065,340

Construction & Engineering: 1.0%
China Railway Construction Corp., Ltd. H Shares	20,975,500	25,813,244

Industrial Conglomerates: 0.8%
NWS Holdings, Ltd.	11,017,276	21,962,891

Total Industrials		341,962,546

	Shares	Value
COMMON EQUITIES: CHINA/HONG KONG (continued)
CONSUMER STAPLES: 10.6%
Food Products: 4.6%
Tingyi (Cayman Islands) Holding Corp.	29,851,000	$70,634,131
China Yurun Food Group, Ltd.	17,255,000	52,664,960
		123,299,091

Food & Staples Retailing: 2.3%
Lianhua Supermarket Holdings Co., Ltd. H Shares†	17,150,000	61,671,175

Household & Personal Products: 1.9%
Hengan International Group Co., Ltd.	6,797,000	50,669,756

Beverages: 1.8%
Tsingtao Brewery Co., Ltd. H Shares	9,707,000	48,802,776
Total Consumer Staples		284,442,798

ENERGY: 6.5%
Oil, Gas & Consumable Fuels: 5.2%
CNOOC, Ltd.	36,834,000	60,812,983
China Shenhua Energy Co., Ltd. H Shares	12,695,500	54,793,798
China Petroleum & Chemical Corp. (Sinopec) H Shares	28,676,000	23,551,069
		139,157,850
Energy Equipment & Services: 1.3%
China Oilfield Services, Ltd. H Shares	24,186,000	35,474,116
Total Energy		174,631,966

UTILITIES: 5.6%
Electric Utilities: 2.2%
Cheung Kong Infrastructure Holdings, Ltd.	15,431,500	59,695,639

Gas Utilities: 2.0%
Hong Kong & China Gas Co., Ltd.	20,950,594	52,199,004

Independent Power Producers & Energy Traders: 1.4%
China Longyuan Power Group Corp. H Shares(b)	19,836,000	23,445,227
Datang International Power Generation Co., Ltd. H Shares	30,990,000	14,019,949
		37,465,176
Total Utilities		149,359,819

TELECOMMUNICATION SERVICES: 4.1%
Wireless Telecommunication Services: 2.9%
China Mobile, Ltd.	5,773,583	55,521,296
China Mobile, Ltd. ADR	474,200	22,818,504
		78,339,800

Diversified Telecommunication Services: 1.2%
China Communications Services Corp., Ltd. H Shares	63,578,000	31,892,741
Total Telecommunication Services		110,232,541

HEALTH CARE: 2.6%
Health Care Providers & Services: 1.4%
Sinopharm Group Co., Ltd. H Shares(b)	8,128,000	36,466,904
Health Care Equipment & Supplies: 1.2%
Mindray Medical International, Ltd. ADR	917,468	33,414,184
Total Health Care		69,881,088

MATERIALS: 0.6%
Construction Materials: 0.6%
China National Building Material Co., Ltd. H Shares	8,606,000	16,636,845
Total Materials		16,636,845

TOTAL INVESTMENTS: 98.9% (Cost $1,987,303,314(c))		2,661,279,323

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.1%		29,759,346

NET ASSETS: 100.0%		$2,691,038,669

(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
(b)	Non—income producing security.
(c)	Cost of investments is $1,987,303,314 and net unrealized appreciation consists of:

Gross unrealized appreciation	$730,768,684
Gross unrealized depreciation	(56,792,675)
Net unrealized appreciation	$673,976,009

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

PORTFOLIO MANAGERS

Sharat Shroff, CFA

Lead Manager

Andrew Foster

Co-Manager

FUND FACTS

Ticker	MINDX
Inception Date	10/31/05
Assets	$831.6 million
NAV	$17.81
Total # of Positions	57

Fiscal Year 2009 Ratios
Portfolio Turnover	18.09	%(1)
Gross Expense Ratio	1.27	%(2)

Benchmark

Bombay Stock Exchange (BSE) 100 Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

(1)          The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          Matthews Asia Funds does not charge 12b-1 fees.

Matthews India Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2010, the Matthews India Fund gained 9.33% while the benchmark, Bombay Stock Exchange 100 Index rose 4.41%. After a weak start, Indian equities posted a sharp recovery toward the end of the first quarter, helped by continued improvement in the outlook for corporate earnings and an increase in investments by overseas investors. As a result, the rupee was one of the best-performing currencies in the Asian region against the U.S. dollar.

A broad selection of stocks across sectors such as media, health care and financials generated the relative gains for the portfolio versus its benchmark. Over the course of the last few quarters, the fundamental performance of the portfolio’s smaller to mid-size companies has been superior to that of their larger peers, driving better returns on equity markets. However, the valuation gap between small- and mid-size stocks, and larger-capitalization stocks has narrowed in the last year, and is now near historic averages.

The economic environment in India continued to improve through 2009, and into the first quarter of 2010. A broad measure of industrial activity in India, the Index of Industrial Production, has recovered from the recent lows of early 2009 to an all-time high in December of last year. Growth rates in this index have moderated recently but remain robust, pointing to a favorable climate for investment-led growth and infrastructure creation in the country. India’s experience with infrastructure investment has been uninspiring in the past with regular shortfalls between the government’s projections and the actual completion of projects. It appears that the current five-year plan is also likely to fall short of the government’s goal to raise infrastructure spending as a share of GDP, from its current 5%, to 7.5%. Nonetheless, over the last two to three years, our interaction with companies and industry experts suggests that the impetus for building infrastructure is gaining momentum, led by the increasing participation of the private sector. Furthermore, the availability of capital, always a challenge in India, is starting to improve and companies have been able to raise equity and debt financing projects in recent months. Accordingly, over the past two years, we have been adding to our holdings in the industrial sector, particularly in the areas of transportation and logistics as well as power generation and distribution.

The flip side of a strong recovery in industrial activity and sustained consumption growth is the prospect of rising inflation. Recent data points suggest that wholesale price inflation has accelerated to about 10%—significantly above Reserve Bank of India’s comfort range of 5% to 6%. In that context, the bank’s decision to raise interest rates ahead of its regularly scheduled meeting should be viewed as a proactive attempt to reign in inflationary expectations. The increase in both commodity prices and wage-related costs means that in coming periods earnings progression will not be as easy as it was last year. Combined with the recent surge in equity prices, valuations leave less of a cushion for negative surprises. In this environment, we have continued to add to companies which we believe have strong pricing power.

PERFORMANCE AS OF MARCH 31, 2010

		Average Annual Total Returns
				Inception
	3 Months	1 Year	3 Years	10/31/05
Matthews India Fund	9.33%	143.26%	11.69%	17.80%
Bombay Stock Exchange (BSE) 100 Index(3)	4.41%	114.77%	12.18%	21.49%
Lipper Emerging Markets Funds Category Average(4)	3.34%	85.31%	2.00%	11.90%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)          It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 53 for index definition.

(4)          The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS(5)

	Sector	% of Net Assets
HDFC Bank, Ltd.	Financials	4.3%
Infosys Technologies, Ltd.	Information Technology	3.6%
Sun Pharmaceutical Industries, Ltd.	Health Care	3.4%
Crompton Greaves, Ltd.	Industrials	3.3%
Reliance Industries, Ltd.	Energy	3.2%
Container Corp. of India, Ltd.	Industrials	3.1%
Jain Irrigation Systems, Ltd.	Industrials	3.0%
Dabur India, Ltd.	Consumer Staples	3.0%
Gail India, Ltd.	Utilities	2.9%
Asian Paints, Ltd.	Materials	2.8%
% OF ASSETS IN TOP TEN		32.6%

(5)          Holdings may combine more than one security from same issuer and related depositary receipts.

SECTOR ALLOCATION (%)

Financials	25.4
Industrials	20.3
Consumer Discretionary	10.0
Information Technology	9.5
Health Care	7.7
Consumer Staples	6.5
Materials	6.1
Energy	4.7
Utilities	4.6
Telecommunication Services	1.8
Cash and Other Assets, Less Liabilities	3.4

MARKET CAP EXPOSURE (%)(6)

Large Cap (over $5B)	33.5
Mid Cap ($1B—$5B)	47.3
Small Cap (under $1B)	15.8
Cash and Other Assets, Less Liabilities	3.4

(6)          Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews India Fund	March 31, 2010

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: 93.5%
FINANCIALS: 25.4%
Commercial Banks: 14.4%
Axis Bank, Ltd.	845,032	$21,969,222
Oriental Bank of Commerce	2,946,834	21,047,236
HDFC Bank, Ltd.	428,033	18,454,792
Corporation Bank	1,719,331	18,384,812
HDFC Bank, Ltd. ADR	122,227	17,037,222
Allahabad Bank	4,550,000	14,467,194
ICICI Bank, Ltd. ADR	178,283	7,612,684
ICICI Bank, Ltd.	50,000	1,059,777
		120,032,939

Diversified Financial Services: 3.2%
Kotak Mahindra Bank, Ltd.	1,075,000	17,886,994
Infrastructure Development Finance Co., Ltd.	2,462,708	8,823,538
		26,710,532

Real Estate Management & Development: 3.0%
Unitech, Ltd.	7,603,178	12,437,851
Ascendas India Trust	17,090,000	11,849,816
Emami Infrastructure, Ltd.(b)	212,681	266,713
		24,554,380

Consumer Finance: 2.1%
Shriram Transport Finance Co., Ltd.	1,497,977	17,566,983

Thrifts & Mortgage Finance: 1.8%
Housing Development Finance Corp.	245,000	14,816,839

Capital Markets: 0.9%
HSBC InvestDirect India, Ltd.(c)	1,439,981	7,505,414
Total Financials		211,187,087

INDUSTRIALS: 20.3%
Machinery: 7.7%
Jain Irrigation Systems, Ltd.	1,166,127	24,925,534
Ashok Leyland, Ltd.	18,511,277	23,016,597
Thermax, Ltd.	1,043,128	15,828,539
		63,770,670

Electrical Equipment: 3.3%
Crompton Greaves, Ltd.	4,777,500	27,769,769

Road & Rail: 3.1%
Container Corp. of India, Ltd.	875,386	25,715,540

Building Products: 2.5%
Sintex Industries, Ltd.	3,183,251	20,944,348

Construction & Engineering: 2.1%
Larsen & Toubro, Ltd.	481,660	17,487,778

Industrial Conglomerates: 1.6%
MAX India, Ltd.(c)	2,838,102	13,080,774
Total Industrials		168,768,879

CONSUMER DISCRETIONARY: 10.0%
Media: 4.8%
Sun TV Network, Ltd.	1,905,127	18,136,259
HT Media, Ltd.	3,030,987	9,395,900
Jagran Prakashan, Ltd.	3,184,112	8,324,231
Dish TV India, Ltd.(c)	4,737,097	3,864,196
		39,720,586

Auto Components: 2.3%
Exide Industries, Ltd.	6,916,741	18,954,441

Hotels, Restaurants & Leisure: 1.7%
Indian Hotels Co., Ltd.	6,374,840	14,499,751

Textiles, Apparel & Luxury Goods: 1.2%
Titan Industries, Ltd.	254,691	10,436,912
Total Consumer Discretionary		83,611,690

INFORMATION TECHNOLOGY: 9.1%
IT Services: 6.4%
Infosys Technologies, Ltd.	298,281	17,369,039
Infosys Technologies, Ltd. ADR	213,179	12,545,584
HCL-Infosystems, Ltd.	4,119,485	12,464,575
CMC, Ltd.	352,123	10,508,261
		52,887,459

Internet Software & Services: 1.7%
Info Edge India, Ltd.	741,788	14,408,117

Software: 1.0%
Financial Technologies India, Ltd.	240,752	8,394,815
Total Information Technology		75,690,391

HEALTH CARE: 6.8%
Pharmaceuticals: 6.8%
Sun Pharmaceutical Industries, Ltd.	710,460	28,358,265
Cipla India, Ltd.	1,953,275	14,718,018
Glenmark Pharmaceuticals, Ltd.	2,228,091	13,313,070
Total Health Care		56,389,353

CONSUMER STAPLES: 6.5%
Personal Products: 5.8%
Dabur India, Ltd.	6,939,715	24,547,267
Emami, Ltd.	896,398	12,367,708
Marico, Ltd.	4,549,720	11,036,906
		47,951,881

Tobacco: 0.7%
Other Investments		5,797,395
Total Consumer Staples		53,749,276

ENERGY: 4.7%
Oil, Gas & Consumable Fuels: 4.7%
Reliance Industries, Ltd.	1,110,742	26,581,257
Chennai Petroleum Corp., Ltd.(c)	1,889,744	12,411,469
Total Energy		38,992,726

	Shares	Value
COMMON EQUITIES: (continued)
UTILITIES: 4.6%
Gas Utilities: 2.8%
Gail India, Ltd.	2,599,751	$23,763,438

Electric Utilities: 1.8%
CESC, Ltd.	1,750,920	14,915,595
Total Utilities		38,679,033

MATERIALS: 4.3%
Chemicals: 4.0%
Asian Paints, Ltd.	512,500	23,265,785
Castrol India, Ltd.	625,000	9,647,705
		32,913,490

Metals & Mining: 0.3%
Other Investments		2,568,444

Construction Materials: 0.0%
Other Investments		61,434
Total Materials		35,543,368

TELECOMMUNICATION SERVICES: 1.8%
Wireless Telecommunication Services: 1.8%
Bharti Airtel, Ltd.	2,194,382	15,267,856
Total Telecommunication Services		15,267,856

TOTAL COMMON EQUITIES (Cost $556,430,371)		777,879,659

	Face Amount
INTERNATIONAL BONDS: 3.1%
MATERIALS: 1.8%
Metals & Mining: 1.8%
Sesa Goa, Ltd., Cnv.
5.000%, 10/31/2014	$11,000,000	14,932,500
Total Materials		14,932,500

HEALTH CARE: 0.9%
Pharmaceuticals: 0.9%

Aurobindo Pharma, Ltd., Cnv.
0.000%, 05/17/2011	3,150,000	4,221,000
Aurobindo Pharma, Ltd., Cnv.
0.000%, 08/11/2010	2,000,000	3,430,000
Total Health Care		7,651,000

INFORMATION TECHNOLOGY: 0.4%
Software: 0.4%
Financial Technologies India, Ltd., Cnv.
0.000%, 12/21/2011	2,500,000	3,200,000
Total Information Technology		3,200,000

TOTAL INTERNATIONAL BONDS (Cost $21,666,512)		25,783,500

TOTAL INVESTMENTS: 96.6% (Cost $578,096,883(d))		803,663,159

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.4%		27,921,744

NET ASSETS: 100.0%		$831,584,903

(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
(b)	Illiquid security.
(c)	Non—income producing security.
(d)	Cost of investments is $578,096,883 and net unrealized appreciation consists of:

Gross unrealized appreciation	$249,541,272
Gross unrealized depreciation	(23,974,996)
Net unrealized appreciation	$225,566,276

ADR	American Depositary Receipt
Cnv.	Convertible

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

PORTFOLIO MANAGER

Taizo Ishida

Lead Manager

FUND FACTS

Ticker	MJFOX
Inception Date	12/31/98
Assets	$73.6 million
NAV	$11.32
Total # of Positions	54

Fiscal Year 2009 Ratios
Portfolio Turnover	126.75	%(1)
Gross Expense Ratio	1.31	%(2)

Benchmarks

MSCI Japan Index

Tokyo Stock Price Index (TOPIX)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

(1)          The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          Matthews Asia Funds does not charge 12b-1 fees.

Matthews Japan Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2010, the Matthews Japan Fund gained 3.76%, while its benchmark, the MSCI Japan Index rose 8.25%.

From its low at the end of November last year to the end of the first quarter of this year, the MSCI Japan Index rose 21%. Japan continued to be one of the strongest markets both within Asia as well as globally. One reason for this notable turnaround was strong foreign buying during the quarter—traditionally the main gauge of Japan’s market—in order to avoid extreme underexposure to Japanese equities. The Bank of Japan’s “easy money” stance also lent extra support to the market. At the same time, investors grew more concerned about the increasing fiscal deficit, a byproduct of the many socialistic programs initiated by Japan’s new ruling government. Despite all the political noise, the earnings outlook for Japanese companies improved dramatically thanks to a recovery in exports to the West and new growth in the East, which has been led by rising Chinese consumption.

The Fund’s underperformance relative to its benchmark during the quarter was due partly to the strong performance of banks and some large electronics companies that were not part of the portfolio. However, the main factor was downward pressure that resulted from profit-taking on some Fund holdings that had done well over the past 12 months.

Oddly, consumer cyclicals were relatively weak during the quarter as investors sold off the sector’s largest stock, Toyota Motor, (not a Fund holding), following a spate of safety issues in the U.S. Instead, information technology, industrials and financials led the market. The Fund’s performance continued to be influenced more by individual stock performance than sector performance as the portfolio is concentrated. In the financial sector, for example, ORIX, which offers leasing services, was one of the biggest contributors to performance. However, real estate advisory firm Kenedix and residential real estate developer Goldcrest were big detractors to Fund performance. Information technology firm Nidec continued to perform strongly, while Toshiba was among the companies investors sold off after posting strong results over the past year. The same held true for baby products company Pigeon. These securities are among the Fund’s core holdings and we continue to see good prospects for them over the long term.

During the quarter, the Fund also initiated positions in Sony, Point, and Koito Manufacturing. While Sony may not seem like a typical holding for the Fund, we were impressed by the company’s recent restructuring and its ability to successfully lower its cost structure and become much more competitive than it has been in the past. Point is a high-growth apparel retailer with double-digit annual sales growth and returns on equity of more than 30% every year for the past six years. Koito is a global leader in automotive lighting equipment, and we have been impressed with its growth in the Chinese market.

Looking ahead, the direction of the yen will be a critical factor in exporters’ ability to sustain their recovery in the coming months. Given the very low level of capital spending by Japanese companies relative to depreciation as well as the high free cash flows, we believe we are likely to see increases in capital spending, which would benefit the Japanese economy as a whole.

PERFORMANCE AS OF MARCH 31, 2010

		Average Annual Total Returns
						Inception
	3 Months	1Year	3 Years	5 Years	10 Years	12/31/98
Matthews Japan Fund	3.76%	39.20%	-10.31%	-4.58%	-5.62%	3.38%
MSCI Japan Index(3)	8.25%	38.04%	-8.91%	1.37%	-2.88%	1.79%
Tokyo Stock Price Index(3)	7.49%	36.69%	-8.90%	0.35%	-3.40%	2.05%
Lipper Japanese Funds Category Average(4)	7.53%	41.07%	-12.58%	-3.09%	-6.40%	2.00%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)          It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 53 for index definitions.

(4)          The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS(5)

	Sector	% of Net Assets
Fuji Heavy Industries, Ltd.	Consumer Discretionary	4.0%
Nissan Motor Co., Ltd.	Consumer Discretionary	3.7%
ITOCHU Corp.	Industrials	3.3%
ORIX Corp.	Financials	3.3%
Softbank Corp.	Telecommunication Services	3.3%
Toshiba Corp.	Information Technology	3.2%
Sysmex Corp.	Health Care	3.0%
The Japan Steel Works, Ltd.	Industrials	2.9%
Pigeon Corp.	Consumer Staples	2.9%
Advance Residence Investment Corp.	Financials	2.9%
% OF ASSETS IN TOP TEN		32.5%

(5)          Holdings may combine more than one security from same issuer and related depositary receipts.

SECTOR ALLOCATION (%)

Financials	23.6
Industrials	20.2
Consumer Discretionary	19.1
Information Technology	18.1
Consumer Staples	6.2
Health Care	5.0
Materials	3.4
Telecommunication Services	3.3
Cash and Other Assets, Less Liabilities	1.1

MARKET CAP EXPOSURE (%)(6)

Large Cap (over $5B)	43.4
Mid Cap ($1B—$5B)	31.4
Small Cap (under $1B)	24.1
Cash and Other Assets, Less Liabilities	1.1

(6)          Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Japan Fund	March 31, 2010

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: JAPAN: 98.9%
FINANCIALS: 23.6%
Real Estate Investment Trusts: 8.2%
Advance Residence Investment Corp., REIT	1,698	$2,105,019
BLife Investment Corp., REIT	274	1,192,567
United Urban Investment Corp., REIT	149	858,805
Japan Retail Fund Investment Corp., REIT	355	418,456
Starts Proceed Investment Corp., REIT	396	398,795
Premier Investment Corp., REIT	114	375,158
Japan Hotel and Resort, Inc., REIT	261	369,728
Nippon Commercial Investment Corp., REIT	263	354,924
		6,073,452

Capital Markets: 4.3%
Nomura Holdings, Inc.	249,900	1,833,678
Jafco Co., Ltd.	49,900	1,312,951
		3,146,629

Real Estate Management & Development: 3.6%
Goldcrest Co., Ltd.	60,700	1,609,235
Kenedix, Inc.(b)	3,625	1,063,853
		2,673,088

Consumer Finance: 3.3%
ORIX Corp.	27,120	2,407,989

Diversified Financial Services: 3.3%
Japan Securities Finance Co., Ltd.	225,500	1,660,284
Other Investments		747,124
		2,407,408

Commercial Banks: 0.9%
Mitsubishi UFJ Financial Group, Inc.	130,400	683,512
Total Financials		17,392,078

INDUSTRIALS: 20.2%
Machinery: 15.5%
The Japan Steel Works, Ltd.	189,000	2,168,724
Nabtesco Corp.	134,000	1,789,329
Kubota Corp.	195,000	1,780,399
Hoshizaki Electric Co., Ltd.	97,700	1,462,888
Komatsu, Ltd.	69,000	1,449,654
Fanuc, Ltd.	13,100	1,392,339
Mitsubishi Heavy Industries, Ltd.	322,000	1,335,750
		11,379,083

Trading Companies & Distributors: 3.3%
ITOCHU Corp.	277,000	2,431,278

Construction & Engineering: 1.4%
Toshiba Plant Systems & Services Corp.	91,000	1,024,928
Total Industrials		14,835,289

CONSUMER DISCRETIONARY: 19.1%
Automobiles: 7.7%
Fuji Heavy Industries, Ltd.(b)	574,000	2,978,284
Nissan Motor Co., Ltd.(b)	315,800	2,711,941
		5,690,225

Household Durables: 5.9%
Panasonic Corp.	125,000	1,916,380
Sony Corp.	33,400	1,279,767
Rinnai Corp.	21,600	1,135,479
		4,331,626

Specialty Retail: 1.9%
Point, Inc.	22,750	1,364,377

Hotels, Restaurants & Leisure: 1.2%
WATAMI Co., Ltd.	48,600	889,199

Diversified Consumer Services: 1.0%
Benesse Holdings, Inc.	16,900	732,706

Auto Components: 0.7%
Koito Manufacturing Co., Ltd.	37,000	550,754

Media: 0.7%
Toei Co., Ltd.	104,000	532,392
Total Consumer Discretionary		14,091,279

INFORMATION TECHNOLOGY: 18.1%
Electronic Equipment & Instruments: 8.7%
Nidec Corp.	18,200	1,951,437
Kyocera Corp.	12,500	1,220,142
Hamamatsu Photonics, K.K.	42,200	1,194,229
Nippon Electric Glass Co., Ltd.	79,000	1,115,080
Keyence Corp.	3,997	957,035
		6,437,923

Internet Software & Services: 4.6%
So-net Entertainment Corp.	792	1,973,636
Kakaku.com, Inc.	394	1,429,565
		3,403,201

Computers & Peripherals: 3.2%
Toshiba Corp.(b)	452,000	2,339,473

Software: 1.6%
Nintendo Co., Ltd.	3,500	1,173,773
Total Information Technology		13,354,370

CONSUMER STAPLES: 6.2%
Household Products: 2.9%
Pigeon Corp.	57,400	2,137,975

Tobacco: 2.1%
Japan Tobacco, Inc.	411	1,530,089

Food Products: 1.2%
Unicharm Petcare Corp.	27,000	856,792
Total Consumer Staples		4,524,856

	Shares	Value
COMMON EQUITIES: JAPAN (continued)
HEALTH CARE: 5.0%
Health Care Equipment & Supplies: 5.0%
Sysmex Corp.	37,300	$2,189,542
Asahi Intecc Co., Ltd.	35,000	553,431
Other Investments		903,972
Total Health Care		3,646,945

MATERIALS: 3.4%
Chemicals: 2.7%
Kansai Paint Co., Ltd.	112,000	914,879
Other Investments		1,088,657
		2,003,536
Metals & Mining: 0.7%
Hitachi Metals, Ltd.	50,000	526,407
Total Materials		2,529,943

TELECOMMUNICATION SERVICES: 3.3%
Wireless Telecommunication Services: 3.3%
Softbank Corp.	97,100	2,396,045
Total Telecommunication Services		2,396,045

TOTAL INVESTMENTS: 98.9% (Cost $62,856,441(c))	72,770,805

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.1%	838,902
NET ASSETS: 100.0%	$73,609,707

(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
(b)	Non-income producing security.
(c)	Cost of investments is $62,856,441 and net unrealized appreciation consists of:

Gross unrealized appreciation	$11,804,648
Gross unrealized depreciation	(1,890,284)
Net unrealized appreciation	$9,914,364

REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

PORTFOLIO MANAGERS

J. Michael Oh

Lead Manager

Michael B. Han, CFA

Co-Manager

Mark W. Headley

Co-Manager

FUND FACTS

Ticker	MAKOX
Inception Date	1/3/95
Assets	$137.0 million
NAV	$4.37
Total # of Positions	58

Fiscal Year 2009 Ratios
Portfolio Turnover	52.47	%(1)
Gross Expense Ratio	1.30	%(2)

Benchmark

Korea Composite Stock Price Index

(KOSPI)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

(1)          The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          Matthews Asia Funds does not charge 12b-1 fees.

Matthews Korea Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2010, the Matthews Korea Fund gained 1.39%, falling short of its benchmark, the Korea Composite Stock Price Index (KOSPI), which gained 3.61% .

The Korean equity market continued to rebound from the global credit crisis during the quarter, and Korea’s currency, the won, also strengthened. Global Korean companies continued to perform well as they benefited from market share gains and the resurgence of consumer demand. Information technology and auto-related companies were helped the most by the recovery. Domestic spending has also been showing some signs of improvement with both department store and discount store sales showing positive growth compared to last year. In addition, overseas travel is rapidly picking up as there was pent up demand for travel.

One of the Fund’s top contributors to performance during the first quarter was Kia Motors, which we have long followed, and added last year following a company visit. Kia Motors is a classic example of how Korean companies are improving their quality and brand image to make further gains in market share. In the late 1990s, Kia suffered from a weak brand and average vehicle quality. After it was acquired by Hyundai Motor, management began restructuring to improve product quality and even went abroad to add key hires to turn the company around. Back in 2006, Kia hired a chief designer from a German company to revamp the overall design of its cars and improve its brand image. This restructuring effort started bearing fruit last year as it released one updated car model after another. As a result, Kia gained market share in both domestic and foreign markets. Its restructuring and vehicle remodeling is ongoing and we expect the company to capture further market share both domestically and abroad. Despite its strong performance so far this year, Kia remains one of the least expensive automobile makers globally.

One of the biggest detractors to Fund performance during the quarter was online education firm MegaStudy, which did poorly as a result of a shift in government policy to try to sponsor more free education programs. Government officials have shown stronger concerns over the rising costs of private education and have pledged to make education more affordable by strengthening government programs. While it is true that education spending has been very high in Korea, online education solutions are actually more cost effective than offline classes and we expect MegaStudy to maintain its leadership in this online space.

On a sector basis, the information technology sector performed the best, helped by the rise in global demand while the materials sector underperformed due to a possible oversupply of steel products.

Overall valuations in Korea remain attractive and are still among the lowest in the region. Korean companies continue to expand their presence in emerging countries, especially in China. Orion, a consumer staples company whose main products are candies and snack foods, derives more revenue from China than it does from Korea.

A potential slowdown in the global economic recovery is a key risk for the Korean economy as exporters continue to lead the recovery. Rapid currency appreciation is another risk this year, as the won has been steadily appreciating since March of last year. Despite a strengthening currency, we believe that the fundamentals of Korean companies remain strong and should continue to perform well in global markets.

PERFORMANCE AS OF MARCH 31, 2010

		Average Annual Total Returns
						Inception
	3 Months	1 Year	3 Years	5 Years	10 Years	1/3/95
Matthews Korea Fund	1.39%	74.71%	-0.83%	9.06%	11.29%	4.83%
Korean Composite Stock Price Index(3)	3.61%	69.78%	-0.50%	9.93%	7.06%	1.43%
Lipper Pacific ex Japan Funds Category Average(5)	2.13%	75.98%	4.15%	13.01%	7.25%	6.93	%(4)

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)          It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 53 for index definition.

(4)          Calculated from 12/31/94.

(5)          The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS(6)

	Sector	% of Net Assets
Samsung Electronics Co., Ltd.	Information Technology	11.2%
POSCO	Materials	4.6%
Shinhan Financial Group Co., Ltd.	Financials	3.5%
KB Financial Group, Inc.	Financials	3.4%
SK Telecom Co., Ltd.	Telecommunication Services	2.8%
Dongbu Insurance Co., Ltd.	Financials	2.5%
Kiwoom Securities Co., Ltd.	Financials	2.5%
LG Electronics, Inc.	Consumer Discretionary	2.5%
LG Chem, Ltd.	Materials	2.3%
Hyundai Mobis	Consumer Discretionary	2.2%
% OF ASSETS IN TOP TEN		37.5%

(6)          Holdings may combine more than one security from same issuer and related depositary receipts.

SECTOR ALLOCATION (%)

Consumer Discretionary	20.8
Information Technology	20.2
Financials	18.7
Materials	10.5
Industrials	10.2
Consumer Staples	7.9
Telecommunication Services	4.3
Health Care	4.1
Energy	1.5
Cash and Other Assets, Less Liabilities	1.8

MARKET CAP EXPOSURE (%)(7)

Large Cap (over $5B)	54.5
Mid Cap ($1B—$5B)	26.4
Small Cap (under $1B)	17.3
Cash and Other Assets, Less Liabilities	1.8

(7)          Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Korea Fund	March 31, 2010

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: SOUTH KOREA: 94.7%
CONSUMER DISCRETIONARY: 19.5%
Automobiles: 3.9%
Hyundai Motor Co.	28,573	$2,913,671
Kia Motors Corp.	109,610	2,444,185
		5,357,856

Hotels, Restaurants & Leisure: 3.9%
Modetour Network, Inc.	79,221	2,099,079
Grand Korea Leisure Co., Ltd.	76,690	1,660,617
Hana Tour Service, Inc.	36,817	1,543,332
		5,303,028

Household Durables: 3.8%
LG Electronics, Inc.	33,628	3,418,478
Samsung Digital Imaging Co., Ltd.(c)	41,991	1,753,642
		5,172,120

Auto Components: 3.4%
Hyundai Mobis	22,885	3,032,798
Hankook Tire Co., Ltd.	84,860	1,607,476
		4,640,274

Media: 1.9%
Cheil Worldwide, Inc.	8,824	2,613,387

Multiline Retail: 1.7%
Hyundai Department Store Co., Ltd.	26,513	2,426,486

Diversified Consumer Services: 0.9%
MegaStudy Co., Ltd.	7,369	1,214,836
Total Consumer Discretionary		26,727,987

INFORMATION TECHNOLOGY: 19.0%
Semiconductors & Semiconductor Equipment: 11.2%
Samsung Electronics Co., Ltd.	21,218	15,340,493

Electronic Equipment & Instruments: 6.0%
LG Display Co., Ltd. ADR	146,300	2,586,584
Samsung Electro-Mechanics Co., Ltd.	23,045	2,340,336
Uju Electronics Co., Ltd.	86,724	1,886,394
Samsung SDI Co., Ltd.	11,498	1,442,820
		8,256,134

Internet Software & Services: 1.8%
NHN Corp.(b)	15,527	2,472,413
Total Information Technology		26,069,040

FINANCIALS: 17.7%
Commercial Banks: 9.4%
Shinhan Financial Group Co., Ltd.	119,948	4,727,888
KB Financial Group, Inc.	65,159	3,138,096
Korea Exchange Bank	177,970	2,121,755
KB Financial Group, Inc. ADR(b)	32,453	1,556,446
Hana Financial Group, Inc.	45,522	1,410,945
		12,955,130

Insurance: 4.6%
Dongbu Insurance Co., Ltd.	120,570	3,441,417
Samsung Fire & Marine Insurance Co., Ltd.	14,205	2,278,821
Other Investments		541,959
		6,262,197

Capital Markets: 3.7%
Kiwoom Securities Co., Ltd.	84,370	3,427,863
Samsung Securities Co., Ltd.	29,959	1,614,922
		5,042,785
Total Financials		24,260,112

MATERIALS: 10.5%
Chemicals: 5.2%
LG Chem, Ltd.	14,827	3,151,135
Hyosung Corp.	32,096	2,306,639
SODIFF Advanced Materials Co., Ltd.	21,729	1,631,602
		7,089,376

Metals & Mining: 4.5%
POSCO ADR	37,800	4,422,978
POSCO	3,903	1,824,220
		6,247,198

Containers & Packaging: 0.8%
Lock & Lock Co., Ltd.	46,750	1,074,285
Total Materials		14,410,859

INDUSTRIALS: 10.2%
Construction & Engineering: 2.6%
Samsung Engineering Co., Ltd.	20,725	2,144,038
HanmiParsons Co., Ltd.	109,050	1,420,512
		3,564,550

Industrial Conglomerates: 2.4%
Orion Corp.	7,331	1,827,162
Samsung Techwin Co., Ltd.	20,004	1,500,873
		3,328,035

Building Products: 2.1%
Sung Kwang Bend Co., Ltd.	84,859	1,940,846
LG Hausys, Ltd.	9,204	910,823
		2,851,669

Commercial Services & Supplies: 2.1%
Korea Plant Service & Engineering Co., Ltd.	37,700	1,704,033
S1 Corp.	26,147	1,078,723
		2,782,756

Machinery: 1.0%
JVM Co., Ltd.(b)	50,804	1,373,331
Total Industrials		13,900,341

	Shares	Value
COMMON EQUITIES: SOUTH KOREA (continued)
CONSUMER STAPLES: 7.9%
Food & Staples Retailing: 3.9%
Shinsegae Food Co., Ltd.	40,835	$2,887,798
Shinsegae Co., Ltd.	5,000	2,365,116
		5,252,914

Personal Products: 1.5%
Amorepacific Corp.	2,808	2,042,498

Household Products: 1.4%
LG Household & Health Care, Ltd.	7,351	1,965,334

Tobacco: 1.1%
KT&G Corp.	27,030	1,495,317
Total Consumer Staples		10,756,063

TELECOMMUNICATION SERVICES: 4.3%
Wireless Telecommunication Services: 2.8%
SK Telecom Co., Ltd. ADR	119,700	2,066,022
SK Telecom Co., Ltd.	11,874	1,823,878
		3,889,900

Diversified Telecommunication Services: 1.5%
KT Corp.	48,404	2,003,450
Total Telecommunication Services		5,893,350

HEALTH CARE: 4.1%
Pharmaceuticals: 4.1%
Dong-A Pharmaceutical Co., Ltd.	20,506	2,093,262
Yuhan Corp.	13,208	2,013,682
LG Life Sciences, Ltd.(b)	30,324	1,530,173
Total Health Care		5,637,117

ENERGY: 1.5%
Oil, Gas & Consumable Fuels: 1.5%
SK Energy Co., Ltd.	19,576	2,101,600
Total Energy		2,101,600

TOTAL COMMON EQUITIES (Cost $101,116,887)		129,756,469

PREFERRED EQUITIES: SOUTH KOREA: 3.5%
CONSUMER DISCRETIONARY: 1.3%
Automobiles: 1.3%
Hyundai Motor Co., Ltd., 2nd Pfd.	48,400	1,792,711
Total Consumer Discretionary		1,792,711

INFORMATION TECHNOLOGY: 1.2%
Semiconductors &
Semiconductor Equipment: 1.2%
Samsung Electronics Co., Ltd., Pfd.	3,331	1,584,512
Total Information Technology		1,584,512

FINANCIALS: 1.0%
Insurance: 1.0%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	17,000	1,359,104
Total Financials		1,359,104

TOTAL PREFERRED EQUITIES (Cost $3,991,372)		4,736,327

TOTAL INVESTMENTS: 98.2% (Cost $105,108,259(d))		134,492,796

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.8%		2,481,025

NET ASSETS: 100.0%		$136,973,821

(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
(b)	Non—income producing security.
(c)	Illiquid security.
(d)	Cost of investments is $105,108,259 and net unrealized appreciation consists of:

Gross unrealized appreciation	$32,163,850
Gross unrealized depreciation	(2,779,313)
Net unrealized appreciation	$29,384,537

ADR	American Depositary Receipt
Pfd.	Preferred

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

PORTFOLIO MANAGER

Lydia So

Lead Manager

FUND FACTS

Ticker	MSMLX
Inception Date	9/15/08
Assets	$148.9 million
NAV	$16.59
Total # of Positions	73

Fiscal Year 2009 Ratios
Portfolio Turnover	21.39	%(1)
Gross Expense Ratio	2.09	%(2)
After Contractual Fee Waiver	2.00	%(2)

Benchmark

MSCI All Country Asia ex Japan Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of small companies located in Asia, excluding Japan.

(1)          The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          The Advisor has contractually agreed to waive Matthews Asia Small Companies Fund’s fees and reimburse expenses until April 30, 2012 to the extent needed to limit total annual operating expenses to 2.00%. Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2010, the Matthews Asia Small Companies Fund gained 5.07%, while its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, rose 4.33%.

Following strong returns in 2009, Asian markets retreated somewhat in the beginning of the year but subsequently recovered sharply toward the end of the quarter. After the past 12 months of robust performance, valuations in the small-cap universe—based on conventional metrics such as price-to-book ratios and dividend yields—have normalized to historic averages (and in some pockets of the market are slightly higher than average). With stocks no longer trading at extremely cheap levels during the quarter, the market became more sensitive to negative news and the quality of earnings. Concerns surrounding Greece’s sovereign debt crisis coupled with tightening measures in larger Asian economies, such as China and India, made investors more nervous and cautious as valuations left little room for error. So while Asian corporate fundamentals remain generally healthy; the equity market is also increasingly vulnerable to external forces.

The Fund has always maintained an emphasis on quality companies with strong secular growth profiles. During the quarter, consistent, stable growers performed particularly well for the Fund. Two of the portfolio’s health care holdings, Ipca Laboratories, an Indian generic drug manufacturer, and St. Shine Optical, a Taiwanese contact lens manufacturer, were among the top contributors to Fund performance. Ipca Laboratories has shown excellent cost control and economies of scale due to its integrated manufacturing capability, which has helped maintain handsome profit margins. With well-paced product launches and sales force expansion in India, Ipca has raised its revenue by close to 20% over the past few years and we expect it to see sustainable growth going forward. St. Shine Optical, which makes its own branded products and provides contract manufacturing for international clients, has seen its branded business strengthen and gain scale in Taiwan. Its recent entry into new markets, such as China, is also expected to bolster its branded business. In addition to these health care sector firms, the Fund also benefited from holdings in the industrials and materials sectors as these companies were helped by an increase in industrial, manufacturing and infrastructure-related activities in the region.

Unfortunately, not all of the holdings performed in line with our expectations. The Fund exited PT Bisi International, an Indonesia-based agribusiness firm that grows and markets a variety of seeds, including corn and rice. We sold our position based on concerns over the firm’s growing account receivables and slower-than-expected adoption of hybrid seeds for rice in Indonesia.

New additions to the Fund included a position we established in Quality Houses, a residential Thai real estate developer. Since the military coup in 2006, Thailand has been unstable and seen slow economic progress. More recently, however, Thailand’s economy has not only shown signs of stabilizing but also of a broader-based recovery. This is illustrated by loan growth in the banking sector and an increase in manufacturing and consumption. While political concerns remain, on a bottom-up basis, we believe that Quality Houses has done a good job of diversifying its product portfolio from single-family homes to the condominium and townhouse segment. The new project pipeline should present solid growth prospects in coming years.

Looking ahead, we expect domestic demand in Asia to remain firm; however, the rising cost of raw materials and wages can negatively impact profitability. The Fund will continue to invest in quality companies with strong secular growth.

PERFORMANCE AS OF MARCH 31, 2010

		Average Annual Total Return
			Since Inception
	3 Months	1 Year	9/15/08
Matthews Asia Small Companies Fund	5.07%	111.41%	40.30%
MSCI All Country Asia ex Japan Small Cap Index(3)	4.33%	113.13%	31.70%
Lipper Pacific ex Japan Funds Category Average(4)	2.13%	75.98%	24.37	%(5)

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)          It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 53 for index definitions.

(4)          The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

(5)          Calculated from 9/30/08.

TOP TEN HOLDINGS(6)

	Country	% of Net Assets
St. Shine Optical Co., Ltd.	Taiwan	3.1%
Ipca Laboratories, Ltd.	India	2.2%
Singapore Airport Terminal Services, Ltd.	Singapore	2.2%
Dongbu Insurance Co., Ltd.	South Korea	2.2%
Yip’s Chemical Holdings, Ltd.	China/Hong Kong	2.2%
Xinyi Glass Holdings Co., Ltd.	China/Hong Kong	2.1%
Hengdeli Holdings, Ltd.	China/Hong Kong	2.1%
Synnex Technology International Corp.	Taiwan	2.0%
ACES Electronic Co., Ltd.	Taiwan	2.0%
KWG Property Holding, Ltd.	China/Hong Kong	1.9%
% OF ASSETS IN TOP TEN		22.0%

(6)          Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)

China/Hong Kong	30.0
India	20.6
Taiwan	16.9
South Korea	14.8
Singapore	10.9
Indonesia	1.9
Malaysia	1.6
Thailand	0.8
Cash and Other Assets,
Less Liabilities	2.5

SECTOR ALLOCATION (%)

Consumer Discretionary	20.4
Industrials	18.4
Information Technology	18.5
Financials	14.9
Materials	8.8
Health Care	8.8
Consumer Staples	6.6
Utilities	1.1
Cash and Other Assets,
Less Liabilities	2.5

MARKET CAP EXPOSURE (%)(7),(8)

Large Cap (over $5B)	0.0
Mid Cap ($1B—$5B)	48.2
Small Cap (under $1B)	49.3
Cash and Other Assets,
Less Liabilities	2.5

(7)          Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

(8)          The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion.

Matthews Asia Small Companies Fund	March 31, 2010

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: 97.5%
CHINA/HONG KONG: 30.0%
Yip’s Chemical Holdings, Ltd.	3,476,000	$3,212,393
Xinyi Glass Holdings Co., Ltd.	3,466,000	3,161,280
Hengdeli Holdings, Ltd.	7,188,000	3,062,524
KWG Property Holding, Ltd.	3,960,500	2,868,222
Kingdee International Software Group Co., Ltd.	6,918,000	2,695,258
Vinda International Holdings, Ltd.	3,915,000	2,589,206
Minth Group, Ltd.	1,540,000	2,577,473
Dalian Port PDA Co., Ltd. H Shares	5,084,000	2,380,596
Golden Eagle Retail Group, Ltd.	1,159,000	2,313,192
Comba Telecom Systems Holdings, Ltd.	1,594,000	2,036,882
PCD Stores, Ltd.(b)	6,132,900	2,023,563
AAC Acoustic Technologies Holdings, Inc.	1,170,000	1,953,379
Zhuzhou CSR Times Electric Co., Ltd. H Shares	970,000	1,836,970
Uni-President China Holdings, Ltd.	2,755,000	1,680,368
Towngas China Co., Ltd.	3,303,000	1,593,055
China Green Holdings, Ltd.	1,248,000	1,569,919
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares(b)	364,000	1,520,892
Longtop Financial Technologies, Ltd. ADR(b)	39,900	1,285,179
Ming Fai International Holdings, Ltd.	4,712,000	1,106,049
Mindray Medical International, Ltd. ADR	26,800	976,056
Xingda International Holdings, Ltd.	1,483,000	820,406
Wasion Group Holdings, Ltd.	1,056,000	746,978
Other Investments		695,495
Total China/Hong Kong		44,705,335

INDIA: 20.6%
Ipca Laboratories, Ltd.	549,197	3,292,278
Exide Industries, Ltd.	913,293	2,502,762
CMC, Ltd.	77,430	2,310,712
Federal Bank, Ltd.	361,429	2,145,668
Thermax, Ltd.	132,383	2,008,794
Sun TV Network, Ltd.	202,493	1,927,675
Jain Irrigation Systems, Ltd.	89,809	1,919,634
Page Industries, Ltd.	105,710	1,897,930
Usha Martin, Ltd.	794,660	1,795,224
Emami, Ltd.	125,515	1,731,745
Asian Paints, Ltd.	31,985	1,452,012
Container Corp. of India, Ltd.	49,136	1,443,430
CRISIL, Ltd.	12,108	1,409,528
India Infoline, Ltd.	501,011	1,272,015
Jyothy Laboratories, Ltd.	324,658	1,230,468
Sanghvi Movers, Ltd.	256,613	1,178,319
Bajaj Electricals, Ltd.	222,110	1,094,179
Emami Infrastructure, Ltd.(c)	35,091	44,006
Total India		30,656,379

TAIWAN: 16.9%
St. Shine Optical Co., Ltd.	625,492	4,548,945
Synnex Technology International Corp.	1,357,800	2,992,152
ACES Electronic Co., Ltd.	786,000	2,956,127
Richtek Technology Corp.	262,000	2,803,728
TXC Corp.	1,583,900	2,778,421
Pacific Hospital Supply Co., Ltd.	1,079,000	2,734,271
Formosa International Hotels Corp.	207,700	2,272,449
Chroma ATE, Inc.	1,036,175	2,251,649
Everlight Electronic Co., Ltd.	575,046	1,785,819
Total Taiwan		25,123,561

SOUTH KOREA: 14.8%
Dongbu Insurance Co., Ltd.	113,970	3,253,034
YES24 Co., Ltd.	286,288	2,502,121
SODIFF Advanced Materials Co., Ltd.	30,866	2,317,688
Sung Kwang Bend Co., Ltd.	97,545	2,230,993
POSCO Refractories & Environment Co., Ltd.	40,421	2,105,885
Cheil Worldwide, Inc.	6,371	1,886,886
MegaStudy Co., Ltd.	10,607	1,748,645
Korea Plant Service & Engineering Co., Ltd.	38,210	1,727,085
Korea Zinc Co., Ltd.	8,288	1,478,258
Kiwoom Securities Co., Ltd.	35,605	1,446,593
Modetour Network, Inc.	52,920	1,402,195
Total South Korea		22,099,383

SINGAPORE: 10.9%
Singapore Airport Terminal Services, Ltd.	1,734,000	3,282,323
Keppel Land, Ltd.	931,000	2,438,149
CSE Global, Ltd.	3,205,000	2,266,543
Ascendas India Trust REIT	3,187,000	2,209,793
Allgreen Properties, Ltd.	2,227,000	1,889,406
Armstrong Industrial Corp., Ltd.	6,630,000	1,511,177
Asiatravel.com Holdings, Ltd.	3,374,000	1,424,448
Kim Eng Holdings, Ltd.	832,000	1,199,938
Total Singapore		16,221,777

INDONESIA: 1.9%
PT Jasa Marga	9,460,000	1,857,467
Other Investments		912,761
Total Indonesia		2,770,228

MALAYSIA: 1.6%
Dialog Group BHD	7,124,938	2,398,332
Total Malaysia		2,398,332

THAILAND: 0.8%
Quality Houses Public Co., Ltd.	16,758,400	1,251,068
Total Thailand		1,251,068

Value
COMMON EQUITIES (continued)
TOTAL INVESTMENTS: 97.5% (Cost $119,441,852(d))	$145,226,063

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.5%	3,717,224

NET ASSETS: 100.0%	$148,943,287

(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
(b)	Non—income producing security.
(c)	Illiquid security.
(d)	Cost of investments is $119,441,852 and net unrealized appreciation consists of:

Gross unrealized appreciation	$27,062,447
Gross unrealized depreciation	(1,278,236)
Net unrealized appreciation	$25,784,211

ADR	American Depositary Receipt
BHD	Berhad
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

PORTFOLIO MANAGERS

J. Michael Oh

Lead Manager

Lydia So

Co-Manager

FUND FACTS

Ticker	MATFX
Inception Date	12/27/99
Assets	$150.3 million
NAV	$8.41
Total # of Positions	59

Fiscal Year 2009 Ratios
Portfolio Turnover	83.27	%(1)
Gross Expense Ratio	1.40	%(2)

Benchmark

MSCI/Matthews Asian Technology Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive more than 50% of their revenues from the sale of products or services in technology-related industries and services.

(1)          The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

(2)          Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asian Technology Fund

Portfolio Manager Commentary

For the period ending March 31, 2010, Matthews Asian Technology Fund gained 4.86%, falling slightly short of its benchmark, the MSCI/Matthews Asian Technology Index, which gained 5.04%

During the quarter, we saw a broad recovery from the global credit crisis in almost all segments of Asia’s technology sector. In fact, we are now seeing some shortages in electronic components as supply levels are not keeping up with rapidly increasing demand. Last year, most companies decreased investment in expanding capacity due to the economic downturn, and were not prepared for such a rapid recovery.

On a country basis, Chinese and Japanese firms benefited the Fund the most during the quarter. China continued to outperform as its domestic economy continued to show strong growth. Japanese companies staged a comeback during the quarter after reaching historically low valuations last year. We began increasing our holdings in Japan late last year and early this year, and this helped Fund performance. Japanese companies are still dominant in many areas of specialty materials and electronic components. The overall valuation of Japanese technology companies remains reasonable despite the recent rally in the sector. A weakened yen also helped Japanese exporters. Korean and Taiwanese technology companies showed relative underperformance during the quarter, in part because they did so well last year, and also due to their strengthening currencies. Concerns over possibly declining margins due to rising labor costs in China hurt Taiwanese firms.

One of the best performers during the quarter was electronics giant Sony. When the Fund added Sony, it was one of the cheapest consumer electronics companies globally. Although the company has lost market share in the consumer electronics space, the Sony brand is still one of the strongest in both developed and emerging markets. In addition, it has a strong franchise in games and movies. Despite doing well recently, its valuation remains attractive. Kingdee International Software Group was another strong performer during the quarter. The China-based enterprise software maker caters mainly to small- to medium-size domestic companies, and has benefited from the broad recovery in demand seen by its clients. Kingdee is also in the process of making acquisitions in its efforts to become a mainstream software maker.

Electronics manufacturer Hon Hai Precision Industries detracted from Fund performance during the quarter. Hon Hai has been under pressure due to concerns over its declining margin. The company is entering into new business areas such as manufacturing TVs and computer notebooks, which can temporarily result in lower margins. However, the firm’s long-term competitiveness in electronic manufacturing services remains intact and we expect margins to recover once their new businesses scale up. Hon Hai remains a core holding in the Fund.

Going forward, rising raw material and labor costs remain key risks for Asia’s technology sector. Any potential slowdown in global recovery could also negatively impact the sector.

The Fund continues to focus on finding opportunities that will benefit from consumer and corporate IT spending growth in Asia. The long-term growth outlook for local Asian markets remains bright and we believe technology firms in the region should continue to benefit from an ongoing global economic recovery.

PERFORMANCE AS OF MARCH 31, 2010

		Average Annual Total Return
						Since Inception
	3 Months	1 Year	3 Years	5 Years	10 Years	12/27/99
Matthews Asian Technology Fund	4.86%	79.70%	2.32%	9.47%	-2.02%	-1.15%
MSCI/Matthews Asian Technology Index(3)	5.04%	55.74%	-0.38%	6.26%	-5.31%	-5.71	%(4)
Lipper Science and Technology Funds Category Average(5)	3.76%	68.40%	2.27%	6.71%	-6.06%	-4.47	%(4)

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

(3)          It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 53 for index definition.

(4)          Calculated from 12/31/99.

(5)          The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS(6)

	Country	% of Net Assets
Baidu, Inc.	China/Hong Kong	5.5%
Sony Corp.	Japan	3.8%
Samsung Electronics Co., Ltd.	South Korea	3.7%
Canon, Inc.	Japan	3.4%
Hon Hai Precision Industry Co., Ltd.	Taiwan	3.2%
China Mobile, Ltd.	China/Hong Kong	2.9%
Toshiba Corp.	Japan	2.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.5%
MediaTek, Inc.	Taiwan	2.4%
Infosys Technologies, Ltd.	India	2.1%
% OF ASSETS IN TOP TEN		32.2%

(6)          Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)

Japan	26.2
China/Hong Kong	23.7
Taiwan	21.6
South Korea	15.5
India	5.7
Philippines	2.1
United States	1.9
Indonesia	1.8
Cash and Other Assets,
Less Liabilities	1.5

SECTOR ALLOCATION (%)

Information Technology	65.7
Consumer Discretionary	14.5
Telecommunications Services	8.3
Health Care	5.0
Industrials	4.0
Materials	1.0
Cash and Other Assets,
Less Liabilities	1.5

MARKET CAP EXPOSURE (%)(7)

Large Cap (over $5B)	67.0
Mid Cap ($1B—$5B)	22.7
Small Cap (under $1B)	8.8
Cash and Other Assets, Less Liabilities	1.5

(7)          Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asian Technology Fund	March 31, 2010

Schedule of Investments(a) (unaudited)

	Shares	Value
COMMON EQUITIES: 98.5%
JAPAN: 26.2%
Sony Corp.	147,100	$5,636,339
Canon, Inc.	111,300	5,148,209
Toshiba Corp.(b)	774,000	4,006,088
Disco Corp.	46,800	2,884,369
Fanuc, Ltd.	25,200	2,678,392
Hoya Corp.	95,300	2,623,990
Nippon Electric Glass Co., Ltd.	173,000	2,441,884
Nidec Corp.	21,400	2,294,547
TDK Corp.	34,100	2,273,276
Nikon Corp.	103,000	2,251,893
Nintendo Co., Ltd.	6,000	2,012,181
Denki Kagaku Kogyo, K.K.	343,000	1,475,926
Hamamatsu Photonics, K.K.	51,700	1,463,071
Yahoo! Japan Corp.	3,185	1,161,736
Asahi Intecc Co., Ltd.	68,700	1,086,306
Total Japan		39,438,207

CHINA/HONG KONG: 23.7%
Baidu, Inc. ADR(b)	13,900	8,298,300
China Mobile, Ltd. ADR	89,800	4,321,176
Kingdee International Software Group Co., Ltd.	7,102,000	2,766,945
Ctrip.com International, Ltd. ADR(b)	67,600	2,649,920
Mindray Medical International, Ltd. ADR	69,700	2,538,474
New Oriental Education & Technology
Group, Inc. ADR(b)	27,300	2,334,423
Tencent Holdings, Ltd.	99,400	1,991,688
ZTE Corp. H Shares	327,280	1,980,133
Lenovo Group, Ltd.	2,656,000	1,829,291
AAC Acoustic Technologies Holdings, Inc.	1,058,000	1,766,388
Longtop Financial Technologies, Ltd.(b)	48,960	1,577,002
Shandong Weigao Group Medical
Polymer Co., Ltd. H Shares	372,000	1,554,318
Shanda Games, Ltd. ADR(b)	108,700	782,640
Digital China Holdings, Ltd.	461,000	781,564
ASM Pacific Technology, Ltd.	54,200	512,527
Total China/Hong Kong		35,684,789

TAIWAN: 21.6%
Hon Hai Precision Industry Co., Ltd.	1,110,333	4,807,752
Taiwan Semiconductor Manufacturing Co., Ltd.	1,928,933	3,737,773
MediaTek, Inc.	206,156	3,578,151
Richtek Technology Corp.	272,150	2,912,345
Acer, Inc.	859,780	2,538,940
St. Shine Optical Co., Ltd.	339,000	2,465,407
Synnex Technology International Corp.	1,019,300	2,246,208
Delta Electronics, Inc.	696,000	2,203,870
TXC Corp.	1,114,000	1,954,139
Tripod Technology Corp.	559,000	1,892,848
Nan Ya Printed Circuit Board Corp.	426,000	1,689,958
ACES Electronic Co., Ltd.	444,000	1,669,873
Epistar Corp.	229,000	760,570
Total Taiwan		32,457,834

SOUTH KOREA: 15.5%
Samsung Electronics Co., Ltd.	7,795	5,635,741
LG Electronics, Inc.	30,341	3,084,336
Samsung Electro-Mechanics Co., Ltd.	29,549	3,000,850
SK Telecom Co., Ltd. ADR	134,200	2,316,292
LG Display Co., Ltd. ADR	123,600	2,185,248
NHN Corp.(b)	13,541	2,156,176
Samsung Digital Imaging Co., Ltd.(c)	41,237	1,722,153
JVM Co., Ltd.(b)	61,578	1,664,573
Samsung SDI Co., Ltd.	11,941	1,498,410
Total South Korea		23,263,779

INDIA: 5.7%
Infosys Technologies, Ltd.	54,795	3,190,738
Sun TV Network, Ltd.	218,902	2,083,884
Exide Industries, Ltd.	628,792	1,723,124
Tata Consultancy Services, Ltd.	85,761	1,491,108
Total India		8,488,854

PHILIPPINES: 2.1%
Globe Telecom, Inc.	140,870	3,114,249
Total Philippines		3,114,249

UNITED STATES: 1.9%
Cognizant Technology Solutions Corp., Class A(b)	57,400	2,926,252
Total United States		2,926,252

INDONESIA: 1.8%
PT Telekomunikasi Indonesia ADR	76,100	2,721,336
Total Indonesia		2,721,336

TOTAL INVESTMENTS: 98.5% (Cost $118,462,270(d))		148,095,300

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.5%		2,202,365

NET ASSETS: 100.0%		$150,297,665

(a)	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
(b)	Non—income producing security.
(c)	Illiquid security.
(d)	Cost of investments is $118,462,270 and net unrealized appreciation consists of:

Gross unrealized appreciation	$32,928,173
Gross unrealized depreciation	(3,295,143)
Net unrealized appreciation	$29,633,030

ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

Notes to Schedules of Investments (Unaudited)

A.            SECURITY VALUATION: Matthews Asia Funds’ (each a “Fund”, collectively the “Funds”) equity securities are valued based on market quotations, or at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”) when no market quotations are available or when market quotations have become unreliable. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued using indicative bid and ask quotations from bond dealers or market makers, or other available market information, or on their fair value as determined by or under the direction of the Board. The Board has delegated the responsibility of making fair value determinations to the Funds’ Valuation Committee (the “Valuation Committee”) subject to the Funds’ Pricing Policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the New York Stock Exchange (“NYSE”). Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of equity securities.

Market values for equity securities are determined based on quotations from the principal (or most advantageous) market on which the security is traded. Market quotations used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and asked prices. Securities are valued through valuations obtained from a commercial pricing service or by securities dealers in accordance with procedures established by the Board.

Events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. If the Funds believe that such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value. The fair value of a security held by the Funds may be determined using the services of third-party pricing services retained by the Funds or by the Valuation Committee, in either case subject to the Board’s oversight.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.            FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles (“GAAP”), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). Various inputs are used in determining the fair value of investments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of March 31, 2010, Level 3 Securities consist primarily of international bonds that trade in over-the-counter markets. As described in Note A, these securities are valued using indicative bid and ask quotations from bond dealers and market makers, or on their fair value as determined under the direction of the Board. Indicative quotations and other information used by the Funds may not always be directly observable in the marketplace due to the nature of these markets and the manner of execution. These inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 Securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities.

Notes to Schedules of Investments (continued)

The summary of inputs used to determine the fair valuation of the Fund’s investments as of March 31, 2010 is as follows:

	Matthews Asian
	Growth and	Matthews Asia	Matthews Asia	Matthews Pacific
	Income Fund	Dividend Fund	Pacific Fund	Tiger Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$68,287,991	$19,536,720	$12,336,776	$414,118,320
India	—	—	3,346,703	88,304,688
Indonesia	37,061,664	11,511,287	—	9,859,032
Japan	—	—	1,130,203	—
South Korea	28,415,708	27,722,581	—	91,500,265
Taiwan	55,174,874	26,853,789	—	—
United Kingdom	55,593,396	16,058,136	—	—
Warrants:
India	6,622,238	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	45,285,244	35,447,908	14,713,181	—
China/Hong Kong	537,105,459	136,836,962	49,911,592	952,755,974
India	4,746,280	—	13,365,069	640,223,556
Indonesia	—	16,498,479	15,018,890	252,918,911
Japan	295,995,826	153,094,327	76,425,940	—
Malaysia	—	23,911,805	3,809,665	183,139,030
New Zealand	—	—	1,823,040	—
Philippines	37,557,571	19,516,726	—	51,544,170
Singapore	305,767,687	20,435,454	7,023,052	135,157,148
South Korea	105,070,701	36,804,197	8,855,635	454,244,794
Taiwan	105,111,584	39,258,468	15,180,194	281,432,822
Thailand	119,636,209	43,688,791	8,365,286	172,172,396
United Kingdom	—	2,602,312	—	—
Vietnam	21,494,695	—	1,142,734	26,757,789
Preferred Equities:
South Korea	84,718,466	—	3,443,454	—
Level 3: Significant Unobservable Inputs
International Bonds	792,134,683	6,951,846	—	—
Total Market Value of Investments	$2,705,780,276	$636,729,788	$235,891,414	$3,754,128,895

	Matthews
	China Dividend	Matthews	Matthews	Matthews	Matthews Korea
	Fund	China Fund	India Fund	Japan Fund	Fund
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$—	$106,564,313	$—	$—	$1,660,617
Consumer Staples	—	—	—	—	4,007,832
Energy	538,840	—	—	—	—
Financials	415,658	9,819,052	44,005,136	2,105,019	2,098,405
Health Care	—	33,414,184	28,358,265	—	4,106,944
Industrials	—	—	—	—	1,827,162
Information Technology	—	61,176,569	12,545,584	—	2,586,584
Materials	—	—	—	—	5,497,263
Telecommunication Services	1,012,530	22,818,504	—	—	2,066,022
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	1,537,163	562,887,118	83,611,690	14,091,279	23,313,728
Consumer Staples	497,246	284,442,798	53,749,276	4,524,856	6,748,231
Energy	213,642	174,631,966	38,992,726	—	2,101,600
Financials	1,943,305	492,053,104	166,915,238	15,287,059	22,161,707
Health Care	768,455	36,466,904	28,031,088	3,646,945	1,530,173
Industrials	963,715	341,962,546	168,768,879	14,835,289	12,073,179
Information Technology	1,760,217	281,631,564	63,144,807	13,354,370	23,482,456
Materials	316,064	16,636,845	35,543,368	2,529,943	8,913,596
Telecommunication Services	316,028	87,414,037	15,267,856	2,396,045	3,827,328
Utilities	1,708,101	149,359,819	38,679,033	—	—
Preferred Equities:
Consumer Discretionary	—	—	—	—	1,792,711
Financials	—	—	—	—	1,359,104
Information Technology	—	—	—	—	1,584,512
Level 3: Significant Unobservable Inputs
Common Equities:
Consumer Discretionary	—	—	—	—	1,753,642
Financials	—	—	266,713	—	—
International Bonds	—	—	25,783,500	—	—
Total Market Value of Investments	$11,990,964	$2,661,279,323	$803,663,159	$72,770,805	$134,492,796

	Matthews Asia	Matthews Asian
	Small Companies Fund	Technology Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$2,956,730	$22,501,935
India	1,897,930	—
Indonesia	—	2,721,336
Singapore	2,209,793	—
South Korea	—	4,501,540
United States	—	2,926,252
Level 2: Other Significant Observable Inputs
Common Equities:
China/Hong Kong	41,748,605	13,182,854
India	28,714,443	8,488,854
Indonesia	2,770,228	—
Japan	—	39,438,207
Malaysia	2,398,332	—
Philippines	—	3,114,249
Singapore	14,011,984	—
South Korea	22,099,383	17,040,086
Taiwan	25,123,561	32,457,834
Thailand	1,251,068	—
Level 3: Significant Unobservable Inputs
Common Equities:
India	44,006	—
South Korea	—	1,722,153
Total Market Value of Investments	$145,226,063	$148,095,300

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Matthews Asian Growth	Matthews Asia	Matthews
	and Income Fund	Dividend Fund	India Fund
	International Bonds	International Bonds	International Bonds
Balance as of 12/31/09 (market value)	$745,395,183	$8,325,971	$20,755,640
Accrued discounts/premiums	5,211,580	47,895	356,599
Realized gain/(loss)	559,961	557,903	(1,250,080)
Change in unrealized appreciation/depreciation	21,825,242	303,615	3,914,466
Net purchases/(sales)	19,142,717	(2,283,538)	2,006,875
Transfers into Level 3	—	—	—
Balance as of 3/31/10 (market value)	$792,134,683	$6,951,846	$25,783,500
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 3/31/10	$26,537,298	$822,039	$2,640,498

			Matthews
			Asia Small	Matthews Asian
	Matthews India Fund	Matthews Korea Fund	Companies Fund	Technology Fund
		Common Equities—
	Common Equities—	Consumer	Common Equities—	Common Equities—
	Financials	Discretionary	India	South Korea
Balance as of 12/31/09 (market value)	$326,609	$—	$53,889	$—
Accrued discounts/premiums	—	—	—	—
Realized gain/(loss)	—	206,471	—	—
Change in unrealized appreciation/depreciation	(59,896)	(23,070)	(9,883)	163,774
Net purchases/(sales)	—	(276,633)	—	—
Transfers into Level 3	—	1,846,874	—	1,558,379
Balance as of 3/31/10 (market value)	$266,713	$1,753,642	$44,006	$1,722,153
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 3/31/10	$(59,896)	$(23,070)	$(9,883)	$163,774

C.             TAX INFORMATION: Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post-October losses at fiscal year end December 31, 2009 were as follows:

	Post October Capital Losses	Post October Currency Losses
Matthews Asian Growth and Income Fund	$—	$150,834
Matthews Asia Dividend Fund	—	14,963
Matthews Asia Pacific Fund	251,590	3,181
Matthews Pacific Tiger Fund	—	103,768
Matthews China Fund	—	416
Matthews India Fund	549,463	5,874
Matthews Korea Fund	—	6,223
Matthews Asia Small Companies Fund	—	24,010
Matthews Asian Technology Fund	—	8,293

For federal income tax purposes, the Funds indicated below have capital loss carryforwards, expiring in the year indicated, as of December 31, 2009, which are available to offset future capital gains, if any:

LOSS DEFERRED EXPIRING IN:	2010	2016	2017	Total
Matthews Asian Growth and Income Fund	$—	$—	$64,043,804	$64,043,804
Matthews Asia Dividend Fund	—	1,466,788	16,105,466	17,572,254
Matthews Asia Pacific Fund	—	24,090,517	58,248,975	82,339,492
Matthews Pacific Tiger Fund	—	—	194,447,297	194,447,297
Matthews China Fund	—	—	44,320,615	44,320,615
Matthews India Fund	—	—	84,698,767	84,698,767
Matthews Japan Fund	—	36,495,378	44,032,426	80,527,804
Matthews Asian Technology Fund	3,461,198	17,493,413	15,057,062	36,011,673

For additional information regarding the accounting policies of the Matthews Asia Funds, refer to the most recent financial Statements in the N-CSR filing at www.sec.gov.

Disclosures and Index Definitions

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of March 31, 2010. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Complete schedules of investments are also available without charge, upon request, from the Funds by calling 800.789.ASIA (2472).

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2009, is available upon request, at no charge, at the Funds’ website at matthewsasia.com or by calling 1.800.789.ASIA (2742), or on the SEC’s website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and financial reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds’ prospectus or financial reports, please call us at 1.800.789.ASIA (2742).

Index Definitions

The MSCI All Country Asia ex Japan Index is a free float—adjusted market capitalization—weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Far East ex Japan Index is a free float—adjusted market capitalization—weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float— adjusted market capitalization—weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float—adjusted market capitalization—weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The Bombay Stock Exchange 100 (BSE 100) Index is a free float—adjusted market capitalization—weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float—adjusted market capitalization—weighted index of Japanese equities listed in Japan.

The Tokyo Stock Price Index (TOPIX) is a market capitalization—weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization—weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float—adjusted market capitalization—weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI/Matthews Asian Technology Index is a free float—adjusted market capitalization—weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.

Matthews Asia Funds

BOARD OF TRUSTEES

Independent Trustees:

Geoffrey H. Bobroff, Chairman

Richard K. Lyons

Rhoda Rossman

Toshi Shibano

Jonathan F. Zeschin

Interested Trustee:(1)

G. Paul Matthews

EXECUTIVE OFFICERS

William J. Hackett

Robert J. Horrocks, PhD

Shai A. Malka

John P. McGowan

Tim Parker

Manoj K. Pombra

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA (2742)

ACCOUNT SERVICES

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9791

Providence, RI 02940

800.789.ASIA (2742)

CUSTODIAN

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

(1)As defined under the Investment Company Act of 1940, as amended.

P.O. Box 9791 |  Providence, RI 02940 |  matthewsasia.com |  800.789.ASIA (2742)

©2010 Matthews International Capital Management, LLC	QR_0310_130M